SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to § 240.14a-12

NETSTREIT Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2023
NOTICE OF ANNUAL
MEETING OF STOCKHOLDERS
AND PROXY STATEMENT

April 3, 2023
Dear Fellow Stockholder:
We are pleased to invite you to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of NETSTREIT Corp. (the “Company” or “NETSTREIT”) to be held through a virtual web conference at www.virtualshareholdermeeting.com/NTST2023 on May 18, 2023, at 9:00 a.m. Central Daylight Time. You will be able to attend the Annual Meeting online, vote your shares electronically, and submit questions in advance of and during the meeting by logging in to the website listed above using the 16-digit control number included in your notice of internet availability of proxy materials, on your proxy card, or on any additional voting instructions accompanying these proxy materials. We recommend that you log in a few minutes before the meeting to ensure you are admitted when the meeting starts.
We have included with this letter a proxy statement that provides you with detailed information about the Annual Meeting. We encourage you to read the entire proxy statement carefully. You may also obtain more information about NETSTREIT from documents we have filed with the United States Securities and Exchange Commission (the “SEC”).
We have elected to provide access to our proxy materials over the Internet under the SEC’s “notice and access” rules. As a result, we are mailing to our stockholders a notice instead of paper copies of this proxy statement and our 2022 Annual Report. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2022 Annual Report and a form of proxy card or voting instruction form. We believe that providing our proxy materials over the Internet increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact and cost of our Annual Meeting.
You are being asked at the Annual Meeting to elect directors named in the accompanying proxy statement, to ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023, to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement and to conduct any other business properly brought before the Annual Meeting.
As always, we encourage you to vote your shares prior to the Annual Meeting. You may vote your shares through one of the methods described in the accompanying proxy statement. We strongly urge you to read the accompanying proxy statement carefully and to vote FOR the nominees proposed by the Board of Directors and FOR the other proposals by following the voting instructions contained in the proxy statement.
Sincerely,
Mark Manheimer
President, Chief Executive Officer and Secretary
This proxy statement is dated April 3, 2023 and is first being made available to stockholders on April 3, 2023.

2 | 2023 PROXY STATEMENT

2021 McKinney Avenue, Suite 1150 Dallas, Texas 75201
NOTICE OF 2023 ANNUAL
MEETING OF STOCKHOLDERS
To Be Held on May 18, 2023

Time and Date:
Thursday, May 18, 2023, at 9:00 a.m. Central Daylight Time (the “Annual Meeting”)
Online check-in will be available beginning at 8:30 a.m. Central Daylight Time. Please allow ample time for the online check-in process.

Place:
This year’s Annual Meeting will be held through a virtual web conference at www.virtualshareholdermeeting.com/NTST2023.
To participate in the Annual Meeting, you will need your 16-digit control number included in your notice of internet availability of proxy materials, on your proxy card, or any additional voting instructions accompanying these proxy materials.
Record Date: March 24, 2023 (the “Record Date”)
Items to be Voted On:

1
To elect the seven nominees to the Board of Directors (the “Board”) named in the accompanying proxy statement (the “Proxy Statement”) to hold office until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified (Proposal One);

2	To ratify the retention of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal Two);
3	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (Proposal Three); and
4	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
How to Vote:
IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS ANNUAL MEETING. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE HOPE THAT YOU WILL PROMPTLY VOTE AND SUBMIT YOUR PROXY BY TELEPHONE, MAIL OR VIA THE INTERNET, AS DESCRIBED IN THE PROXY STATEMENT. VOTING NOW VIA PROXY WILL NOT LIMIT YOUR RIGHT TO CHANGE YOUR VOTE OR TO ATTEND THE ANNUAL MEETING.
Our Board has fixed the close of business on March 24, 2023 as the record date for determining holders of our common stock entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.
By Order of the Board,
Mark Manheimer
President, Chief Executive Officer and Secretary
Date: April 3, 2023

3 | 2023 PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING TO BE HELD ON MAY 18, 2023
We are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. By doing so, we save costs and reduce the environmental impact of our Annual Meeting. We will mail a notice of internet availability of proxy materials to certain of our stockholders. This notice contains instructions about how to access our proxy materials and vote online or vote by telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the notice of internet availability of proxy materials. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via e-mail unless you elect otherwise.

4 | 2023 PROXY STATEMENT

6	2023 PROXY STATEMENT SUMMARY
6	2023 Annual Meeting of Stockholders
8	Executive Compensation Highlights
8	Environmental, Social and Governance Highlights
9	Election of Directors
10	Directors and Management
10	Director Biographical Information
13	Board Experience, Qualifications and Skills
13	Executive Biographical Officer Information
14	Key Employee Biographical Information
16	Corporate Governance
16	Criteria for Selection of Directors
16	Recommendation of Nominees by Stockholders
16	Board and Committee Self-Evaluations
16	Independence of Directors
17	Board’s Role in Risk Oversight
17	Environmental, Social and Governance
18	Other Board Information
19	Audit Committee
20	Compensation Committee
20	Nominating Committee
20	Investment Committee
21	Director Compensation
22	Security Ownership of Certain Beneficial Owners, Directors and Management
24	Compensation Discussion and Analysis
24	Overview of the Compensation Program
24	Compensation Philosophy and Objectives
24	Setting Executive Compensation
25	Executive Compensation Components
29	Other Benefits
30	Governance and Other Considerations
32	Executive Compensation
32	Summary Compensation Table
34	Grants of Plan-Based Awards
35	Outstanding Equity Awards at 2022 Fiscal Year-End
36	Stock Vested in 2022
37	Potential Payments Upon Termination or Change in Control
38	Compensation and Risk
39	Compensation Committee Report
40	Audit Committee Report
41	Pay Ratio
42	Pay Versus Performance
47	Fees of Independent Accountants
48	Certain Relationships and Related Party Transactions
49	Ratification of Retention of Independent Registered Public Accounting Firm (Proposal No. 2)
50	Advisory Vote on Executive Compensation (Proposal No. 3)
51	Questions and Answers About the Annual Meeting
51	Why did you send me this Proxy Statement?
51	Who can vote at the Annual Meeting?
51	How many shares must be present to conduct the Annual Meeting?
51	What matters are to be voted on at the Annual Meeting?
51	How does the Board recommend that I vote?
52	How do I vote at the Annual Meeting?
52	What does it mean if I receive more than one notice of internet availability of proxy materials?
52	May I change my vote?
52	What vote is required to elect directors and approve the other matters described in this Proxy Statement?
53	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
53	How do I vote if my bank or broker holds my shares in “street name”?
53	How many votes do I have?
53	How will the votes be counted at the Annual Meeting?
53	How will the Company announce the voting results?
53	Who pays for the Company’s solicitation of proxies?
54	What is “householding” and how does it work?
54	How do I participate in the Annual Meeting?
55	STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2024 ANNUAL MEETING OF STOCKHOLDERS
56	Other Matters
A-1	Appendix A — Reconciliation of Non-GAAP Financial Measures

5 | 2023 PROXY STATEMENT

2023 PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in the Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. For more complete information regarding the Company’s 2022 performance, please review our 2022 Annual Report on Form 10-K.
2023 Annual Meeting of Stockholders
•
Date and Time:   May 18, 2023, 9:00 a.m. Central Daylight Time. Online check-in will be available at 8:30 a.m. Central Daylight Time. Please allow ample time for the online check-in process.

•
Location:   This year’s Annual Meeting will be held through a virtual web conference at www.virtualshareholdermeeting.com/NTST2023. To participate in the Annual Meeting, you will need your 16-digit control number included in your notice of internet availability of proxy materials, on your proxy card, or any additional voting instructions accompanying these proxy materials.

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Record Date:   March 24, 2023

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Voting:   Stockholders as of the close of business on the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for the other proposals to be voted on.

•
Shares of Common Stock Outstanding (as of the record date):   58,249,730

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Stock Symbol:   NTST

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Exchange:   New York Stock Exchange (“NYSE”)

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Registrar & Transfer Agent:   Computershare Trust Company, N.A.

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Principal Executive Office:   2021 McKinney Avenue, Suite 1150, Dallas, Texas 75201

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Corporate Website*:   www.NETSTREIT.com

•
Investor Relations Website*:   www.investors.NETSTREIT.com

* The information on, or otherwise accessible through, our website does not constitute a part of this Proxy Statement.
Items to be Voted on
Proposal	Our Board’s Recommendation
Election of Directors (page 9)	FOR
Ratification of Retention of Independent Registered Public Accounting Firm (page 49)	FOR
Advisory Vote to Approve Executive Compensation (page 50)	FOR
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES OVER THE TELEPHONE, VIA THE INTERNET OR BY COMPLETING, DATING, SIGNING AND RETURNING A PROXY CARD, AS DESCRIBED IN THE PROXY STATEMENT. YOUR PROMPT COOPERATION IS GREATLY APPRECIATED.
Director Nominees
Name	Director Since	Independent	Board Committees
			Audit	Comp	Nominating	Investment
Mark Manheimer	2019
Lori Wittman	2019
Todd Minnis	2019
Michael Christodolou	2020
Heidi Everett	2020
Matthew Troxell	2019
Robin Zeigler	2020
= Chair of Board/Committee	= Member of Committee	Director Term: One Year	Board Meetings in 2022: 9
Standard Board Committee Meetings in 2022: Audit (5), Compensation (6), Nominating (7)

6 | 2023 PROXY STATEMENT

Business Highlights
Portfolio Highlights
Portfolio Metrics	December 31, 2022
Annualized Base Rent (“ABR”)(1) (in thousands)	$99,183
Number of leases	427
Number of states	43
Square feet	8,470,494
Tenants	80
Industries	25
Occupancy	100.0%
Weighted average remaining lease term (years)(2)	9.5
Tenant Quality	Defensive Category

80.1%
of ABR
Inv. Grade/
Inv. Grade Profile
Investment Grade
62.9%(3)
Investment Grade Profile
17.2%(4)
Sub-Investment Grade
10.8%(5)
Sub-Investment Grade Profile
9.1%

Discount
18.1%
86.1%
of ABR
Necessity
Discount
Service
Service
12.4%
Necessity
55.6%
Other
13.8%

Financial Highlights
•
Net income of $8.2 million for the full year 2022

•
Net income per diluted share of $0.16 and core funds from operations (“Core FFO”)(6) per diluted share of $1.10(7) and adjusted funds from operations (“AFFO”)(6) per diluted share of $1.16(7) for the full year 2022

•
Adjusted EBITDA for real estate (“EBITDAre”)(6) of $68.2 million for the full year 2022

(1)
ABR is calculated by multiplying (i) cash rental payments (a) for the month ended December 31, 2022 (or, if applicable, the next full month’s cash rent contractually due in the case of rent abatements, recently acquired properties, and properties with contractual rent increases, other than properties under development) for leases in place as of December 31, 2022, plus (b) for properties under development, the first full month’s permanent cash rent contractually due after the development period, by (ii) 12.

(2)
Weighted by ABR; excludes lease extension options.

(3)
Tenants, or tenants that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BBB- (S&P), Baa3 (Moody’s) or NAIC2 (National Association of Insurance Commissioners) or higher.

(4)
Tenants with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody’s, or NAIC.

(5)
Tenants, or tenants that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BB+ (S&P), Ba1 (Moody’s) or NAIC3 (National Association of Insurance Commissioners) or lower.

(6)
Core FFO per diluted share, AFFO per diluted share and EBITDAre are considered non-GAAP financial measures by the SEC. See Appendix A to this Proxy Statement for more information about these non-GAAP financial measure and for reconciliations from the most comparable GAAP financial measures.

(7)
Per share amounts include weighted average common shares of 49,517,977, weighted-average operating partnership units of 526,959 weighted average unvested restricted stock units of 248,602 and weighted average unsettled shares under open forward equity contracts of 138,384 for the twelve-months ended December 31, 2022.

7 | 2023 PROXY STATEMENT

Executive Compensation Highlights
•
Pay program aligned with Company performance and business strategy.   Our annual and long-term incentive plan performance measures are well aligned with our business strategy, correlative to total shareholder return, and intended to drive superlative performance

•
Clawback of incentive compensation.   Our clawback policy applies to all incentive-based cash and equity compensation granted to current and former executive officers. In the event that we are required to prepare an accounting restatement due to our material noncompliance with financial reporting requirements, we may recover from them the amount, if any, of incentive compensation in excess of what would have been paid under the accounting restatement

•
Robust stock ownership guidelines.   We have adopted stock ownership guidelines that are applicable to all executive officers, including our Chief Executive Officer, and all non-employee directors. The stock ownership guideline for our CEO is five times his annual base salary

•
Equity retention requirement.   Until an individual subject to the stock ownership guidelines satisfies the applicable stock ownership requirement, he or she must retain 50% of the net shares issued upon exercise, vesting, settlement or earn-out of an equity award

•
Independent compensation consultant for the Compensation Committee.   Our Compensation Committee has engaged Ferguson Partners Consulting L.P. as its independent compensation consultant

•
Post-vest holding period required for performance awards.   Any shares received upon vesting of performance stock units generally cannot be sold or transferred until one year following the vesting of such awards

•
Policy prohibiting hedging or pledging of Company stock.   We maintain a formal policy prohibiting our directors, officers and employees from entering into hedging transactions involving Company stock and pledging Company stock as collateral for loans

Environmental, Social and Governance Highlights
We are committed to integrating environmental, social, and governance (“ESG”) considerations into our strategy and processes, providing clear, straightforward disclosures, and fulfilling our obligations as corporate citizens. As we grow, we intend to leverage this commitment to deepen our ESG approach, using ESG frameworks to identify material risks and opportunities, analyzing data to refine our strategy, policies, and practices, and providing transparency to our investors and stakeholders. Additional information about our ESG approach is available at www.NETSTREIT.com/ESG. The information on, or otherwise accessible through, our website does not constitute a part of this Proxy Statement.
Environmental	Social	Governance

•
Consider tenants’ commitment to ESG as part of our investment process

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As of December 31, 2022, 18 of our top 20 tenants had ESG commitments, representing 89.2% of ABR of our top 20 tenants and 65.9% of our total ABR

•
Elements of our new headquarters, such as building automation systems, lighting controls, green cleaning, and recycling programs, significantly decrease natural resource use by conserving energy and water, minimizing waste, and reducing CO2 emissions

•
In 2022, we incorporated a Sustainability Linked Loan in our credit facility, which allows the Company to benefit from reduction on interest costs if certain key performance indicators are met (e.g., tenants with commitments to reduce GHG emissions per the Science Based Targets Initiative)

•
In 2022, we developed Green Leasing Guidelines, which assist the Company and its tenant companies in delivering sustainability benefits to their respective stakeholders

•
Competitive compensation and benefits, including stock awards for all employees

•
At the end of 2022, our workforce was approximately 53% male and 47% female, and women represented approximately 14% of our executive team

•
The ethnicity of our workforce at the end of 2022 was approximately 77% white, 10% Asian, 10% Black, and 3% Hispanic

•
We partner with local universities and organizations in our recruiting efforts with a focus on recruitment of candidates that are underserved in our industry

•
Employee Experience Committee facilitates employee feedback on workplace experiences

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Employee Recognition Program designed to recognize exemplary performance

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Developed a Human Rights Policy to advance fundamental human rights within our Company

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43% of our Board, including 40% of our independent directors, are women

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29% of our directors are racially or ethnically diverse

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Five out of seven directors are independent

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Independent committees

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Separate Chair of the Board and CEO

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Directors elected annually

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Directors are elected by majority of votes cast in uncontested elections with a director resignation policy

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Annual director and committee assessments

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We have opted out of the Maryland Control Share Acquisition Act of the MGCL, and we may not opt into the provisions of the Maryland Control Share Acquisition Act without the approval of our stockholders

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No poison pill or differential voting stock structure to chill shareholder participation

•
Our Bylaws may be amended by the vote of stockholders entitled to cast at least a majority of the votes entitled to be cast upon at a duly organized meeting of stockholders

•
Our Nominating and Corporate Governance Committee reviews and recommends ESG policies and procedures

8 | 2023 PROXY STATEMENT

ELECTION OF DIRECTORS
(PROPOSAL NO. 1)
Upon the recommendation of our Nominating and Corporate Governance Committee (the “Nominating Committee”), the Board has nominated the seven individuals listed below to stand for election to the Board for a one-year term ending at the annual meeting of stockholders in 2024 or until their successors, if any, are elected or appointed. Our Articles of Amendment and Restatement (“Charter”) and Amended and Restated Bylaws (“Bylaws”) provide for the annual election of directors. Each director nominee must receive the affirmative vote of a majority of the votes cast to be elected (i.e., the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee). In addition, our Corporate Governance Guidelines contain a resignation policy which provides that in the event an incumbent director fails to receive a majority of the votes cast in an uncontested election, such director shall promptly tender his or her resignation to the Board for consideration. The Board has determined that each director nominee, other than Mr. Manheimer and Ms. Wittman, if elected, would be an independent director, as further described below in “Corporate Governance — Independence of Directors.”
All of the director nominees listed below have consented to being named in this Proxy Statement and to serve if elected. However, if any nominee becomes unable to serve, proxy holders will have discretion and authority to vote for another nominee proposed by our Board. Alternatively, our Board may reduce the number of directors to be elected at the Annual Meeting.
Name	Position
Mark Manheimer	Director, President, Chief Executive Officer and Secretary
Lori Wittman	Director, Interim Chief Financial Officer and Treasurer
Todd Minnis	Chair of the Board
Michael Christodolou	Director
Heidi Everett	Director
Matthew Troxell	Director
Robin Zeigler	Director
Biographical information relating to each of the director nominees is set forth below under “Directors and Management” and incorporated by reference herein.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.
PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

9 | 2023 PROXY STATEMENT

DIRECTORS AND MANAGEMENT
Director Biographical Information
The names of our directors, certain biographical information about our directors, and the experiences, qualifications or skills that the Nominating Committee considered when recommending the directors for nomination, are set forth below. Ages are as of March 24, 2023.
Mark Manheimer
Mr. Manheimer has served as our President, Chief Executive Officer and director since October 2019. Prior to that, Mr. Manheimer served as Chief Investment Officer of EB Arrow and Fund Manager of EB Arrow’s Single Tenant Net Lease Group from February 2018 to October 2019. From 2012 through 2016, Mr. Manheimer was Executive Vice President — Head of Asset Management of Spirit (NYSE: SRC), a REIT that invests primarily in single tenant net leased real estate. Mr. Manheimer was a member of Spirit’s Investment Committee and Executive Committee. Prior to Spirit, Mr. Manheimer was the Head of Sale Leaseback Acquisitions at Cole, a real estate investment services company, from 2009 to 2012. Mr. Manheimer previously worked at Realty Income Corporation (NYSE: O), a REIT that invests in free standing, single tenant commercial properties that are subject to triple net leases, underwriting net lease real estate transactions, at Patriarch Partners, a private investment firm, investing and managing distressed debt and equity investments, and at First Union Securities, a financial services firm, in their Leveraged Finance department. Mr. Manheimer holds a B.S. in Finance from the University of Florida and an M.B.A. from the University of Notre Dame. Mr. Manheimer’s industry experience, leadership abilities and strategic insight make him a valued member of the Board.

Director, President, Chief Executive Officer and Secretary Age: 46 Board Committees: None
Lori Wittman
Ms. Wittman has served as a director since December 2019 and, in November 2022, was appointed to serve as our Interim Chief Financial Officer and Treasurer. Ms. Wittman previously served as an advisor to Big Rock Partners Acquisition Corp. (“Big Rock”), a blank check company, from February 2020 until the closing of its business merger in May 2021. From September 2017 to February 2020, Ms. Wittman served as Chief Financial Officer and a member of the Board of Directors of Big Rock. From 2015 to 2017, Ms. Wittman was the Chief Financial Officer of Care Capital Properties, Inc. (NYSE: CCP), a public healthcare REIT with a diversified portfolio of triple net leased properties, which merged with Sabra Healthcare REIT, Inc. in 2017. Previously, Ms. Wittman was Senior Vice President of Capital Markets and Investor Relations at Ventas, Inc., a REIT focused on the healthcare sector from 2011 to 2015. Prior to her time at Ventas, Ms. Wittman served in a number of finance, accounting and capital markets related roles at various companies, including General Growth Properties, Big Rock Partners, LLC and Heitman Financial. Ms. Wittman was a director of IMH Financial Corporation (“IMH”), a real estate investment and finance company, from 2014 until November 2020, and served as Chair of the Compensation Committee and as a member of the Audit Committee of IMH. Ms. Wittman has also served as a director of Global Medical REIT Inc. (NYSE: GMRE), a REIT engaged primarily in the acquisition of healthcare facilities, since May 2018, and currently serves as Chair of the Audit Committee and a member of the Nominating and Corporate Governance Committee. Ms. Wittman served as a director of Freehold Properties, a real estate investment company, from May 2019 until March 2023 and served as the Chair of the Audit Committee during that time. Ms. Wittman received an M.B.A., Finance and Accounting from the University of Chicago, an M.C.P., Housing and Real Estate Finance from the University of Pennsylvania and a B.A. from Clark University. Ms. Wittman’s thorough knowledge of finance, accounting, capital markets, taxes, control systems and her experience with REITs make her a valued member of the Board

Director, Interim Chief Financial Officer and Treasurer Age: 63 Board Committees: None

10 | 2023 PROXY STATEMENT

Todd Minnis
Mr. Minnis has served as the Chair of the Board since October 2019. Mr. Minnis founded EB Arrow, a real estate investment platform specializing in retail property investment, in 2009 as its Managing Partner and has served as its Chief Executive Officer since May 2009. Prior to EB Arrow, Mr. Minnis served as the Managing Director of Cypress Equities, the development subsidiary of The Staubach Company, from 2003 to 2009 and worked at The Staubach Company from 1992 to 2003. Mr. Minnis holds a B.S. in Economics and a B.A. in Foreign Languages from Southern Methodist University and an M.B.A. from the University of Texas at Austin McCombs School of Business. Mr. Minnis’ leadership, executive and business experience, along with over 25 years of experience in the commercial real estate investment industry make him a valued member of the Board.

Chair of the Board Age: 52 Board Committees: Audit
Michael Christodolou
Mr. Christodolou has served as a director since August 2020. Mr. Christodolou is the Manager of Inwood Capital Management LLC, an investment management firm he founded in 2000. From 1988 to 1999, Mr. Christodolou was employed by Bass Brothers/Taylor & Company, an investment firm. Mr. Christodolou has served as a director of Lindsay Corporation (NYSE: LNN), a manufacturer of agricultural irrigation and transportation infrastructure products, since 1999 and served as Chair of the Board of Lindsay Corporation from 2003 to 2015. He currently serves as a member of Lindsay Corporation’s Audit Committee and Corporate Governance and Nominating Committee. From 2016 until it was acquired in 2017, Mr. Christodolou served on the Board of Directors of Omega Protein Corporation, a nutritional products company. From 2015 to 2016, Mr. Christodolou served on the Board of Directors of Farmland Partners, Inc. (NYSE: FPI), a REIT that acquires and owns high quality North American farmland. Mr. Christodolou also previously served on the Board of Directors of XTRA Corporation from 1998 until 2001 when it was acquired by Berkshire Hathaway Inc. Mr. Christodolou received an M.B.A. and a B.S. in Economics from the Wharton School. Mr. Christodolou’s knowledge of the investment and capital markets and his experience as a director of public companies make him a valued member of the Board.

Director Age: 61 Board Committees: • Audit Committee (Chair) • Investment Committee

11 | 2023 PROXY STATEMENT

Heidi Everett
Ms. Everett has served as a director since August 2020. Ms. Everett is the President and Chief Executive Officer of Star Cypress Partners, LLC, a management consulting company that she founded in 2012. Previously, Ms. Everett was Vice President of The Wentworth Group, a private equity firm, and a Board Director for the Stafford Family Foundation. Prior to that, Ms. Everett was Lead Associate at Booz Allen Hamilton, an information technology consulting firm, within the Strategy & Organization Team from 2004 to 2011. From 1999 to 2003, Ms. Everett served as a Captain in the United States Air Force. Ms. Everett received an M.B.A. in Strategy and Operations from Georgetown University — The McDonough School of Business and a B.S. in Biology from Duke University. Ms. Everett’s broad consulting experience, in particular in strategy and organizational development, change management and workforce development, gives her a unique perspective that makes her a valued member of the Board.

Director Age: 45 Board Committees: • Compensation Committee • Nominating Committee
Matthew Troxell, CFA®
Mr. Troxell has served as a director since December 2019. From 1994 through December 2019, Mr. Troxell was a Managing Director of AEW Capital Management, LP (“AEW”), a real estate investment manager, where he served on both the Management and Risk Management Committees. He started and headed AEW’s Real Estate Securities Group, whose assets under management grew to $10 billion. As Senior Portfolio Manager, he was responsible for all of AEW’s U.S. and global REIT portfolios, and managed a team with offices in Boston, London, and Singapore. Prior to joining AEW, he was a Vice President of Landmark Land Company, a diversified real estate and financial services company, from 1984 to 1992. From 1980 to 1984, he was an equity securities analyst covering financials at A.G. Becker Paribas. Mr. Troxell received his B.A. in Economics from Tufts University and is a CFA charterholder. Mr. Troxell’s REIT investment experience and strategic insight make him a valued member of the Board.

Director Age: 65 Board Committees: • Audit Committee • Compensation Committee (Chair) • Investment Committee (Chair)

12 | 2023 PROXY STATEMENT

Robin Zeigler
Ms. Zeigler has served as a director since July 2020. Ms. Zeigler has served as the Founder and Chief Executive Officer of MURAL Real Estate Partners since May 2022. Since January 2022, Ms. Zeigler has served as a trustee of RLJ Lodging Trust (NYSE: RLJ), a lodging REIT. Ms. Zeigler has also served as a director of JLL Income Property Trust (Nasdaq: ZIPTMX), a non-traded REIT since July 2021. From March 2016 to May 2022, Ms. Zeigler served as Chief Operating Officer, Executive Vice President of Cedar Realty Investment Trust (NYSE: CDR), an equity REIT, a role she has held since March 2016. From 2015 to 2016, Ms. Zeigler served as Executive Vice President — Head of Operations of Penzance, a commercial real estate investment company. Prior to that, Ms. Zeigler served as Chief Operating Officer, Mid-Atlantic Region of Federal Realty Investment Trust (NYSE: FRT), an equity REIT, from 2004 to 2015. Earlier in her career, Ms. Zeigler served in various roles at KeyBank Real Estate Capital, Lendlease Real Estate Investments and Ernst & Young LLP. Ms. Zeigler received an M.B.A. in Real Estate from Georgia State University and a B.S. in Accounting from Florida A&M University. Ms. Zeigler’s real estate investment experience and public company experience make her a valued member of the Board.

Director Age: 50 Board Committees: • Compensation Committee • Nominating Committee (Chair) • Investment Committee
Board Experience, Qualifications and Skills
In addition to the minimum qualifications that our Board believes are necessary for all directors, the following chart highlights some of the key experiences, qualifications or skills that the Nominating Committee considered when recommending directors for nomination and that the full Board considered when nominating directors. Our Board did not assign specific weights to any of these experiences, qualifications or skills. The absence of a mark for an experience, qualification or skill does not necessarily mean that the director does not possess that experience, qualification or skill; it only means that when the Board considered that director in the overall context of the composition of our Board, that experience, qualification or skill was not a key factor in the determination to nominate that director. Further information on each director nominees experiences, qualifications, attributes and skills is provided in the individual biographical descriptions above.
	Mark Manheimer	Todd Minnis	Lori Wittman	Matthew Troxell	Robin Zeigler	Heidi Everett	Michael Christodolou
Expertise
Other Public Company Board			✓		✓		✓
Public Company CEO	✓
Public Company CFO			✓
Executive Management	✓	✓	✓	✓	✓	✓
Real Estate	✓	✓	✓	✓	✓		✓
REIT	✓	✓	✓	✓	✓		✓
Capital Markets	✓	✓	✓	✓	✓		✓
Strategic Planning/M&A	✓	✓	✓	✓	✓	✓	✓
External Risk Oversight	✓	✓	✓	✓	✓	✓	✓
Internal Risk Oversight	✓	✓	✓	✓	✓	✓	✓
Human Capital Management	✓	✓	✓	✓	✓	✓	✓
Legal/Regulatory	✓	✓	✓	✓	✓		✓
Technology	✓	✓		✓	✓	✓
Growth Company Experience	✓	✓	✓	✓	✓	✓	✓
ESG	✓	✓	✓	✓	✓	✓	✓
Marketing	✓	✓	✓	✓	✓	✓	✓
Executive Biographical Officer Information
The names and certain biographical information about our executive officers are set forth above under “— Directors”.

13 | 2023 PROXY STATEMENT

Key Employee Biographical Information
The names and certain biographical information about our key employee are set forth below. Ages are as of March 24, 2023.
Jeff Fuge
Mr. Fuge has served as our Senior Vice President, Acquisitions since December 2019. From September 2018 to December 2019, Mr. Fuge served as Director of Capital Markets at EB Arrow. Prior to that, he served as Senior Vice President at Compass Point Research & Trading, LLC, an investment bank focused on financial services, real estate and related industries, from July 2015 to August 2018. Mr. Fuge holds a B.A. in History and minor in Business Administration from the College of Charleston and an M.B.A. from The George Washington University.

Senior Vice President, Acquisitions Age: 40
Randy Haugh
Mr. Haugh has served as our Senior Vice President, Finance since February 2020. Mr. Haugh most recently served in the U.S. Real Estate fund management group at The Carlyle Group (Nasdaq: CG), a private equity, alternative asset management and financial services corporation, from January 2018 to February 2020. Prior to that, Mr. Haugh served as Vice President of Finance from 2015 to 2017 and Director of Finance from 2013 to 2015 at First Potomac Realty Trust, a REIT that invested in industrial properties, business parks and office properties. Prior to that, Mr. Haugh spent over ten years progressing in finance roles at publicly traded companies, including corporate finance and investor relations responsibilities with a middle market commercial lender and mortgage REIT. Mr. Haugh holds a B.S. in Economics from University of Virginia.

Senior Vice President, Finance Age: 45
Kirk Klatt
Mr. Klatt has served as our Senior Vice President, Real Estate since December 2019. From July 2010 to December 2019, Mr. Klatt held several positions in the single-tenant net lease group of EB Arrow, finishing as its Chief Acquisitions Officer. From 2008 to 2010, Mr. Klatt served as Development Services Manager for Duke Realty Corporation (NYSE: DRE), an industrial logistics property REIT. Prior to his work with Duke, Mr. Klatt managed large scale public and private site development projects as a licensed professional engineer. Mr. Klatt holds a B.S. in Civil Engineering from Texas Tech University and an M.B.A. from the University of Texas at Dallas. Mr. Klatt is also a licensed real estate salesperson in the State of Texas.

Senior Vice President, Real Estate Age: 45

14 | 2023 PROXY STATEMENT

Patricia McBratney-Gibbs
Ms. McBratney-Gibbs has served as our Senior Vice President and Chief Accounting Officer since May 2020. Prior to that, Ms. McBratney-Gibbs served as Chief Accounting Officer of American Bath Group, a manufacturer of bathing products, from July 2017 to May 2020. From 2015 to 2017, Ms. McBratney-Gibbs served as Chief Accounting and Administrative Officer of Mill Creek Residential Trust LLC, a real estate developer. From 2013 to 2015, Ms. McBratney-Gibbs served as Vice President and Controller of CyrusOne, a REIT. Ms. McBratney-Gibbs started her career at Deloitte & Touche LLP. Ms. McBratney-Gibbs holds a B.S. in Accounting from Oklahoma State University. Ms. McBratney-Gibbs is also a Certified Public Accountant.

Senior Vice President and Chief Accounting Officer Age: 47
Chad Shafer
Mr. Shafer has served as our Senior Vice President, Credit and Underwriting since May 2020. Prior to that, Mr. Shafer spent his entire career in various roles at JPMorgan Chase & Co. (“JPM”), a financial services firm, from 1998 to May 2020. From November 2019 to May 2020, Mr. Shafer served as the Executive Director Wholesale Credit Risk Real Estate at JPM. Between November 2017 and November 2019, Mr. Shafer built the Real Estate Banking Portfolio Management team at JPM, while serving as Executive Director. Prior to that, Mr. Shafer spent time in various origination and credit risk roles. Mr. Shafer holds a B.S. in Finance from Butler University.

Senior Vice President, Credit and Underwriting Age: 47

15 | 2023 PROXY STATEMENT

CORPORATE GOVERNANCE
Our business and affairs are managed under the direction of our Board. Our directors have been elected to serve a term ending at the Annual Meeting. Pursuant to our Charter and Bylaws, the number of our directors may not be fewer than the minimum number required by Maryland law, which is one, and may not be greater than fifteen, and will generally be determined from time to time by resolution of the Board. Our Board currently consists of seven members.
Criteria for Selection of Directors
The Nominating Committee is responsible for (i) reviewing the structure, organization, function and composition of the Board and its committees and make recommendations to the Board regarding changes to the size and composition of the Board or any committee thereof, (ii) identifying, recruiting, screening and interviewing individuals that the Nominating Committee believes are qualified to become Board members, and selecting, or recommending that the Board select, the director nominees to stand for election at each annual meeting of stockholders of the Company in which directors will be elected, (iii) considering potential director candidates recommended by the Company’s management and stockholders in the same manner as nominees identified by the Nominating Committee. Pursuant to our Corporate Governance Guidelines, directors should possess the highest personal and professional ethics, integrity and values. Necessary qualifications may include the ability to make independent judgments, general understanding of the Company’s business, other Board service, professional background, education and diversity. Directors should be committed to devoting sufficient time and energy to diligently performing their duties as directors. The Board and the Nominating Committee are committed to actively seeking out diverse candidates to be considered as director nominees. The Nominating Committee views diversity broadly to include diversity of experience, skills, and viewpoints as well as traditional diversity concepts such as race and gender.
Recommendation of Nominees by Stockholders
In accordance with its charter, the Nominating Committee will consider candidates for election as a director of the Company that are recommended by any stockholder. Recommendations of individuals to be considered by the Nominating Committee should be sent to NETSTREIT Corp., 2021 McKinney Avenue, Suite 1150, Dallas, Texas 75201, Attention: Secretary. The Nominating Committee evaluates such candidates in the same manner by which it evaluates other director candidates considered by the Nominating Committee, as described above.
Pursuant to Article II, Section 11 of the current Bylaws, nominations of persons for election to the Board at a meeting of stockholders may be made by any stockholder of the Company who was a stockholder of record as of the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving of notice of such nomination and at the time of the meeting, who entitled to vote for the election of directors at the meeting who sends a timely notice in writing to our Secretary containing the information, representations, consents and certifications required by our Bylaws. To be timely, a stockholder’s notice must be delivered to our Secretary at the Company’s principal executive offices not earlier than 150 days nor less than 120 days prior to the first anniversary of the date of the Proxy Statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. See “Stockholder Proposals and Nominations for 2024 Annual Meeting of Stockholders.”
A copy of our Bylaws, as amended, has been filed as Exhibit 3.2 to our Annual Report on Form 10-K filed with the SEC on February 23, 2023.
Board and Committee Self-Evaluations
Each year our Board undertakes a self-evaluation process to critically evaluate its performance and effectiveness. Additionally, each committee conducts a self-evaluation to monitor its performance and effectiveness. The process is coordinated by the Nominating Committee using an independent third-party to conduct the evaluation process. Board and committee members are asked to provide scores and commentary regarding a variety of topics, including the following: overall Board performance, including strategy, challenges and opportunities; Board and committee meeting logistics and materials; Board and committee culture; risk oversight; and succession planning. The results of the evaluations are aggregated and summarized by the independent third party and discussed at Board and committee meetings. As part of the review of the results of the evaluations for 2022, the Board concluded that the Board and its committees are operating effectively.
In addition to the formal annual assessments, the Board evaluates and modifies its oversight of the Company’s operations on an ongoing basis. During their regular meetings, independent directors consider agenda topics that they believe deserve additional focus and raise new topics to be discussed at future meetings.
Independence of Directors
Our Corporate Governance Guidelines provide that a majority of the members of the Board, and each member of the Audit Committee, Compensation Committee and Nominating Committee, must meet the criteria for independence set forth under applicable law and the New York Stock Exchange (“NYSE”) listing standards. No director qualifies as independent unless the Board determines that the director has no direct or indirect material relationship with the Company. In addition to considering the NYSE independence criteria, the Board will consider all relevant facts and circumstances of which it is aware in making an independence determination with respect to any director.
The Board, following consultation with the Nominating Committee, has made director independence determinations with respect to each of our current directors. Based on the NYSE independence guidelines, the Board has affirmatively determined that (i) Messrs. Christodolou, Minnis and Troxell

16 | 2023 PROXY STATEMENT

and Mses. Everett and Zeigler (A) have no relationships or only immaterial relationships with us, (B) meet the NYSE independence guidelines with respect to any such relationships and (C) are independent; and (ii) Mr. Manheimer and Ms. Wittman are not independent. Mr. Manheimer is our President and Chief Executive Officer (the “CEO”) and Ms. Wittman is our Interim Chief Financial Officer and Treasurer. Prior to being appointed to serve as our Interim Chief Financial Officer in November 2022, the Board had affirmatively determined that Ms. Wittman (i) had no relationships or only immaterial relationships with us, (ii) met the NYSE independence guidelines with respect to any such relationships and (ii) was independent. The Board will reassess Ms. Wittman’s relationship with the Company and related independence when she no longer serves as our Interim Financial Officer.
Board’s Role in Risk Oversight
One of the key functions of our Board is informed oversight of our risk management process. Our Board administers this oversight function directly, with support from its four standing committees, the Audit Committee, the Compensation Committee, the Nominating Committee and the Investment Committee, each of which addresses risks specific to its respective areas of oversight. In particular, as more fully described below, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk taking. Our Nominating Committee provides oversight with respect to governance, social responsibility and environmental-related risks and ethical conduct and monitors the effectiveness of our corporate governance guidelines, including whether such guidelines are successful in preventing illegal or improper liability creating conduct. Our Investment Committee provides oversight with respect to the Company’s investments.
Environmental, Social and Governance
We are committed to integrating ESG considerations into our strategy and processes, providing clear, straightforward disclosures, and fulfilling our obligations as corporate citizens. As we grow, we intend to leverage this commitment to deepen our ESG approach, using ESG frameworks to identify material risks and opportunities, analyzing data to refine our strategy, policies, and practices, and providing transparency to our investors and stakeholders. We align our corporate responsibility efforts with the United Nations Sustainable Development Goals (SDGs), including the following:

 Environmental
Most of our properties operate under a “triple-net” lease structure, which means our tenants have operational control of the property, including environmental management programs, such as those that conserve resources. To that end, as part of our process for evaluating a potential acquisition, we incorporate information about a tenant’s commitment to ESG into our investment committee memorandum and take into consideration environmental and climate risks that might subject us to financial liabilities or regulatory actions. We are committed to identifying sustainable practices that are financially responsible and operationally feasible when working with our tenants or managing capital improvement projects.
Our top tenants have corporate sustainability programs that govern their business operations, including policies designed to reduce resource consumption and implement practical conservation policies at their retail locations. As of December 31, 2022, 18 of our top 20 tenants had ESG commitments, representing 89.2% of ABR of our top 20 tenants and 65.9% of our total ABR.
Our new corporate headquarters in Dallas, TX was selected with social and environmental considerations in mind, such as green building certification, access to transportation, and the walkability of the surrounding community. The building is operated at the highest level of efficiency and sustainability, obtaining a LEED v4 O+M: EB Gold certification, meaning it meets both LEED criteria as well as strict EPA guidelines to achieve an Energy Star rating. Elements of the new headquarters, such as building automation systems, lighting controls, green cleaning, and recycling programs, significantly decrease natural resource use by conserving energy and water, minimizing waste, and reducing CO2 emissions.
In 2022, we developed Green Leasing Guidelines, which assist the Company and its tenant companies in delivering sustainability benefits to their respective stakeholders. As a result, our form lease now contains green lease provisions that include, among other items, certain reporting as to tenant energy and water use.

 Social
As of December 31, 2022, we have 30 full-time employees. Our staff is mostly comprised of professional employees engaged in origination, underwriting, closing, financial reporting, portfolio management and capital markets activities essential to our business.

17 | 2023 PROXY STATEMENT

We are committed to creating a strong internal culture that promotes inclusion and employee well-being. Our past and continued success relies on our ability to attract, develop, engage, and retain a team of highly motivated and talented employees. In order to meet this objective, we are committed to the following:
•
Talent acquisition and development.   To ensure we attract and retain top talent, we provide competitive compensation and benefits, including stock awards for all employees. We aim to develop our employees by providing internal training and reimbursement for certifications, tuition, courses and seminars for continuing professional education. We encourage regular informal feedback directly from the leadership team and complete formal evaluations of each employee annually.

•
Diversity, equity, and inclusion.   We provide equal employment opportunities to all individuals and seek to cultivate an inclusive culture that respects and appreciates diversity of experience, ideas and opinions. As of December 31, 2022, our workforce was approximately 53% male and 47% female, and women represented 50% of our executive officers. The ethnicity of our workforce at the end of 2022 was approximately 77% white, 10% Asian, 10% Black, and 3% Hispanic. As part of our effort to attract a more diverse candidate base, we partner with local universities and organizations in our recruiting efforts with a focus on recruitment of candidates that are underserved in our industry.

•
Workplace culture and empowerment.   In 2021, we established an Employee Experience Committee (EEC) with a mission to ensure that employees have a clear voice in sharing and upholding our cultural values and expectations. The EEC allows the leadership team to engage with, and obtain feedback from, our employees on their workplace experiences. The EEC is comprised of non-management members of the organization and rotate annually. Members meet periodically to discuss recommendations to present to the leadership team, which may include additional substantive training, personal growth and professional development programs, company social and team-building events, employee benefits, and health and wellness programs. In addition, we established an Employee Recognition Program designed to recognize exemplary performance. Employees have an opportunity to nominate their teammates who have made significant contributions and two nominees per quarter are chosen to win an award.
•
Employee wellness.   We are committed to providing a safe and healthy working environment for our employees. We offer competitive healthcare insurance and generous paid time off, as well as paid medical and parental leave. We also provide employees with standing desks, ergonomic desk chairs and the majority of the fee for fitness center memberships. In addition, we provide a “quiet” room for mothers.

 Governance
We are committed to acting with honesty and integrity and conducting all corporate opportunities in an ethical manner. Some highlights of our corporate governance program include:
•
43% of our Board, including 40% of our independent directors, are women

•
29% of our directors are racially or ethnically diverse

•
Five out of seven directors are independent

•
Independent committees

•
Separate Chair of the Board and CEO

•
Directors elected annually

•
Directors are elected by majority of votes cast in uncontested elections with a director resignation policy

•
We have opted out of the Maryland Control Share Acquisition Act of the MGCL, and we may not opt into the provisions of the Maryland Control Share Acquisition Act without the approval of our stockholders

•
No poison pill or differential voting stock structure to chill shareholder participation

•
Our Bylaws may be amended by the vote of stockholders entitled to cast at least a majority of the votes entitled to be cast upon at a duly organized meeting of stockholders

Other Board Information
Leadership Structure of the Board
Todd Minnis is our Chair of the Board and has served in that role since October 2019. Our Board has decided to maintain separate non-executive chair and CEO roles to allow our CEO to focus on the execution of our business strategy, growth and development, while allowing the non-executive chair to lead the Board in its fundamental role of providing advice to, and independent oversight of, management. While our Bylaws and Corporate Governance Guidelines do not require that our non-executive chair and CEO positions be separate, the Board believes that having separate positions is the appropriate leadership structure for the Company at this time.
Board Meetings
In 2022, our Board held nine meetings. In addition to our Board meetings, our directors attend meetings of committees established by our Board. Each of our director nominees attended at least 75% of the meetings of our Board and the committees on which he or she served during 2022 that were held when he or she was a director. Our directors are encouraged to attend all annual and special meetings of our stockholders. In 2022, all of the directors attended the virtual annual meeting of stockholders.
Meetings of Non-Employee Directors
In accordance with our Corporate Governance Guidelines and the listing standards of the NYSE, our non-employee directors meet regularly in executive sessions of the Board without management present. Mr. Minnis, the Chair of the Board, presides over these executive sessions.

18 | 2023 PROXY STATEMENT

Committees of the Board
Our Board has four committees: the Audit Committee, the Compensation Committee, the Nominating Committee and the Investment Committee, each of which meets the NYSE independence standards and other governance requirements for such a committee. The principal functions of each committee are briefly described below. Additionally, our Board may from time to time establish other committees to facilitate the Board’s oversight of management of the business and affairs of our company. The charters of the Audit Committee, the Compensation Committee and the Nominating Committee are available on our website at www.NETSTREIT.com. The information on, or otherwise accessible through, our website does not constitute a part of this Proxy Statement.
			Board Committees
Name	Director Since	Independent	Audit	Comp	Nominating	Investment
Mark Manheimer	2019
Lori Wittman*	2019
Todd Minnis	2019
Michael Christodolou	2020
Heidi Everett	2020
Matthew Troxell	2019
Robin Zeigler	2020
 = Chair of Board/Committee                     = Member of Committee
*
Prior to her appointment as Interim Chief Financial Officer and Treasurer in November 2022, Ms. Wittman was deemed an independent director and served as the Chair of the Audit Committee and a member of the Nominating Committee.

Audit Committee
In 2022, the Audit Committee held five meetings. The Audit Committee charter defines the Audit Committee’s principal functions, including oversight related to:
•
the integrity of our financial statements and financial reporting process;

•
the evaluation of the qualifications, independence and performance of our independent registered public accounting firm;

•
our accounting and financial reporting processes;

•
our systems of disclosure controls and procedures and internal control over financial reporting;

•
the performance of our internal audit functions;

•
our compliance with financial, legal and regulatory requirements; and

•
our overall risk exposure and management, including cybersecurity.

The Audit Committee is also responsible for appointing, compensating, retaining and overseeing an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans for and results of the audit engagement, approving services that may be provided by the independent registered public accounting firm, including audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The audit committee also will prepare the audit committee report required by SEC regulations to be included in our annual report.
Our Audit Committee consists of three members, Michael Christodolou, Todd Minnis and Matthew Troxell, with Michael Christodolou serving as chair. Ms. Wittman served on the Audit Committee and as chair prior to her appointment as our Interim Financial Officer and Treasurer in November 2022 and Mr. Minnis joined the Audit Committee in November 2022. Our Board has affirmatively determined that all directors serving on the Audit Committee meet the definition of “independent director” based on the standards of the NYSE, and satisfy the independence requirements of Rule 10A-3 of the Exchange Act. Our Board has also determined that (i) each member of the Audit Committee qualifies as an “audit committee financial expert” under SEC rules and regulations and (ii) each member of the Audit Committee is “financially literate” as the term is defined by NYSE listing standards.

19 | 2023 PROXY STATEMENT

Compensation Committee
In 2022, the Compensation Committee held five meetings. The Compensation Committee charter defines the Compensation Committee’s principal functions, including oversight related to:
•
annually review and approve our corporate goals and objectives with respect to compensation for our Chief Executive Officer and, at least annually, evaluating the Chief Executive Officer’s performance in light of those goals and objectives to set his or her annual compensation, including salary, bonus, fees, benefits, incentive awards and perquisites;

•
review and approve compensation of other executive officers, including salaries, bonuses, fees, benefits, incentive awards and perquisites;

•
review and approve new incentive compensation plans and equity-based plans and amendments to any existing plans;

•
review and discuss with management our compensation discussion and analysis required by SEC regulations and recommending to the Board that such compensation discussion and analysis be included in our annual report; and

•
prepare the compensation committee report to be included in our proxy statement.

Our Compensation Committee consists of three members, Matthew Troxell, Heidi Everett and Robin Zeigler, with Matthew Troxell serving as chair. Our Board has affirmatively determined that all directors who serve on the Compensation Committee are independent under applicable NYSE rules and that each member of our Compensation Committee meets the definition of a “non-employee trustee” for the purposes of serving on our Compensation Committee under the Exchange Act.
The Compensation Committee also has the authority, in its sole discretion, to select and retain any compensation consultant to be used by the Company to assist with the execution of the Compensation Committee’s duties and responsibilities, or to engage independent counsel or other advisors as it deems necessary or appropriate to carry out its duties. The Compensation Committee engaged Ferguson Partners Consulting L.P. (“FP”), a nationally recognized compensation consulting firm, as an independent compensation consultant in the last fiscal year to assist with advice on executive compensation, director compensation, and incentive plan design. The Compensation Committee has the sole authority to hire, fire and direct the work of FP. The mandate of the consultant is to serve the Company and work with the Compensation Committee in its review of executive and director compensation practices, including the competitiveness of pay levels, program design, market trends and technical considerations. As part of this process, the Compensation Committee reviewed a comprehensive analysis of peer group companies provided by FP. See “Compensation Discussion and Analysis — Peer Group Development Process and How We Used the Data.” Other than with respect to consulting on executive and director compensation matters, FP has performed no other services for the Compensation Committee or the Company.
The Compensation Committee has reviewed the independence of FP in light of, among other things, SEC rules and NYSE listing standards regarding compensation consultants and has concluded that FP’s work for the Compensation Committee does not raise any conflict of interest.
Nominating Committee
In 2022, the Nominating Committee held six meetings. The Nominating Committee charter defines the Nominating Committee’s principal functions, including oversight related to:
•
identifying and recommending candidates to fill vacancies on the Board and for election by the stockholders;

•
recommending committee assignments for members to the Board;

•
overseeing the development of executive succession plans;

•
facilitating the Board’s annual evaluation of the performance of the Board, its committees and individual directors;

•
overseeing environmental stewardship and social responsibility matters; and

•
developing and recommending to the Board appropriate corporate governance policies, practices and procedures for our company.

Our Nominating Committee currently consists of, Robin Zeigler and Heidi Everett, with Robin Zeigler serving as chair. Ms. Wittman served as a member of the Nominating Committee prior to her appointment as our Interim Chief Financial Officer and Treasurer in November 2022. Our Board has affirmatively determined that all directors who serve on the Nominating Committee are independent under NYSE listing standards.
Investment Committee
The Investment Committee’s principal functions include oversight related to certain investment and disposition transactions. Our Investment Committee currently consists of three members, Matthew Troxell, Michael Christodolou and Robin Zeigler, with Matthew Troxell serving as chair. Our Board has affirmatively determined that all directors who serve on the Investment Committee are independent under NYSE listing standards.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Business Conduct and Ethics available on our website at www.NETSTREIT.com. The information on, or otherwise accessible through, our website does not constitute a part of this Proxy Statement. The Code of Business Conduct and Ethics seeks to identify and mitigate conflicts of interest between our employees, directors and officers, including with respect to corporate opportunities. However, we cannot assure you that these policies or provisions of law will always be successful in eliminating or minimizing the influence of such conflicts, and if they are not successful, decisions could be made that might fail to reflect fully the interests of our stockholders. Among other matters, our Code of Business Conduct and Ethics will be designed to deter wrongdoing and to promote:

20 | 2023 PROXY STATEMENT

•
honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•
full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•
compliance with applicable laws, rules and regulations;

•
prompt internal reporting of violations of the code to appropriate persons identified in the code;

•
accountability for adherence to the code of business conduct and ethics;

•
the protection of the Company’s legitimate business interests, including its assets and corporate opportunities; and

•
confidentiality of information entrusted to directors, officers and employees by the Company and its tenants.

We intend to promptly disclose on our website or in a Current Report on Form 8-K in the future (i) the date and nature of any amendment (other than technical, administrative or other non-substantive amendments) to the Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K and (ii) the nature of any waiver, including an implicit waiver, from a provision of the Code of Business Conduct and Ethics that is granted to one of these specified individuals that relates to one or more of the elements of the code of ethics definition enumerated in Item 406(b) of Regulation S-K, the name of such person who is granted the waiver and the date of the waiver.
Compensation Committee Interlocks and Insider Participation
None of our executive officers serves, or in the past has served, as a member of the Board or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our Board or our Compensation Committee. None of the members of our Compensation Committee is, or has ever been, an officer or employee of the Company.
Communications to the Board
Stockholders and interested parties can contact the Board (including the Chair of the Board and non-employee directors) through written communication sent to NETSTREIT Corp., 2021 McKinney Avenue, Suite 1150, Dallas, Texas 75201, Attention: Secretary. Our Secretary reviews all written communications and forwards to the Board a summary and/or copies of any such correspondence that is directed to the Board or that, in the opinion of the Secretary, deals with the functions of the Board or Board committees or that he otherwise determines requires the Board’s or any Board committee’s attention. Concerns relating to accounting, internal accounting controls or auditing matters are immediately brought to the attention of our internal audit function and handled in accordance with procedures established by the Audit Committee with respect to such matters. From time to time, the Board may change the process by which stockholders may communicate with the Board. Any such changes will be reflected in our Corporate Governance Guidelines, which are posted on our website at www.NETSTREIT.com. The information on, or otherwise accessible through, our website does not constitute a part of this Proxy Statement.
Communications of a confidential nature can be made directly to our non-employee directors or the Chair of the Audit Committee regarding any matter, including any accounting, internal accounting control or auditing matter, by submitting such concerns to the Audit Committee or the Chair of the Board. Any submissions to the Audit Committee or the Chair of the Board should be marked confidential and addressed to the Chair of the Audit Committee or the Chair of the Board, as the case may be, c/o NETSTREIT Corp., 2021 McKinney Avenue, Suite 1150, Dallas, Texas 75201.
Director Compensation
The following table presents information regarding the compensation earned or paid during fiscal year 2022 to our non-employee directors who served on the Board during the year. Directors who are employees of us or any of our subsidiaries do not receive any compensation for their services as directors. Ms. Wittman served as a non-employee director through November 6, 2022. On November 7, 2022, Ms. Wittman was appointed Interim Chief Financial Officer and Treasurer and, as such, her compensation information is reported in the “Executive Compensation” section below.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Todd Minnis	76,842	90,000	—	166,842
Matthew Troxell	104,653	90,000	—	194,653
Robin Zeigler	87,500	90,000	—	177,500
Heidi Everett	75,000	90,000	—	165,000
Michael Christodolou	76,495	90,000	—	166,495

(1)
The amounts reported in this column represent for each non-employee director, the grant date fair value of the annual restricted stock unit (“RSU”) awards of 4,065 RSUs granted to our non-employee directors in 2022. The grant date fair value of each award was calculated in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used in calculating the grant date fair value of the RSU awards, please see Note 10 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. As of December 31, 2022, each non-employee director held the following outstanding equity awards: (i) 4,065 unvested RSUs for Messrs. Minnis and Troxell; (ii) 4,697 unvested RSUs for Ms. Zeigler; and (iii) 4,587 unvested RSUs for each of Ms. Everett and Mr. Christodolou.

Director Compensation Program
Our Board has established a compensation program for our non-employee directors.
Effective January 1, 2022, our non-employee directors received the following:

21 | 2023 PROXY STATEMENT

•
Annual Cash Retainer:   Annual cash retainer of $60,000, payable in quarterly installments in arrears (and prorated for partial service).

•
Chair Fees:   The additional annual cash retainer amount of $25,000 is payable to either an independent Chair or a lead independent director. The Chairs of the Audit Committee, the Compensation Committee, the Nominating Committee and the Investment Committee will receive additional annual cash retainers of $20,000, $15,000, $15,000 and $10,000, respectively.

•
Committee Fees:   Non-Chair members of the Audit Committee, the Compensation Committee, the Nominating Committee and the Investment Committee will receive additional annual cash retainers of $10,000, $7,500, $7,500 and $5,000, respectively.

•
Equity Awards:   Annual award of RSUs with a value at grant of approximately $90,000 vesting on the first anniversary of the grant date, generally subject to continued service as a director through the vesting date.

We also reimburse our directors for reasonable out-of-pocket expenses incurred in connection with the performance of their duties as directors, including without limitation travel expenses in connection with their attendance in-person at Board and committee meetings.
The Company has stock ownership guidelines with respect to non-employee directors. See “Compensation Discussion and Analysis — Governance and Other Considerations — Stock Ownership Requirements” for additional information.
Security Ownership of Certain Beneficial Owners, Directors and Management
The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement or (4) the automatic termination of a trust, discretionary account or similar arrangement.
The following table sets forth information, as of March 24, 2023, known to us about the beneficial ownership of shares of our common stock by our 5% or greater stockholders and by our named executive officers, directors and executive officers and directors as a group. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock subject to options or other rights (as set forth above) held by that person that are exercisable as of March 24, 2023 or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. The percentage calculations set forth in the table are based on 58,249,730 shares of common stock outstanding on March 24, 2023, rather than based on the percentages set forth in stockholders’ Schedules 13G or 13D, as applicable, filed with the SEC.
Each person named in the table has sole voting and investment power with respect to all of the shares of our common stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. Unless otherwise indicated, the address of each named person is c/o NETSTREIT Corp., 2021 McKinney Avenue, Suite 1150, Dallas, Texas 75201. No shares beneficially owned by any executive officer or director have been pledged as security.
	Common Stock and Securities Exchangeable for Common Stock
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Class(1)
5% or Greater Stockholders
Affiliates of Cohen & Steers, Inc.(2)	8,644,674	14.8%
Blackrock, Inc.(3)	6,011,029	10.3%
The Vanguard Group(4)	5,311,907	9.1%
Principal Real Estate Investors, LLC(5)	3,373,389	5.8%
Named Executive Officers and Directors
Mark Manheimer(6)	137,651	*
Lori Wittman(7)	13,222	*
Andrew Blocher(8)	39,664	*
Todd Minnis(9)	12,151	*
Michael Christodolou(10)	16,899	*
Heidi Everett(10)	7,883	*
Matthew Troxell(9)	27,155	*
Robin Zeigler(11)	8,061	*
All executive officers and directors as a group (7 persons)	223,022	*

*
Less than 1%.

(1)
Percentages are rounded.

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(2)
Based solely on the Schedule 13G/A filed by Cohen & Steers, Inc. with the SEC on February 14, 2023. Represents 8,644,674 shares beneficially owned by Cohen & Steers, Inc. and certain of its affiliates. Cohen & Steers, Inc. has sole voting power over 7,958,034 shares and sole dispositive power over 8,644,674 shares. The address of Cohen & Steers, Inc. is 280 Park Avenue, 10th Floor, New York, New York 10017.

(3)
Based solely on the Schedule 13G/A filed by Blackrock, Inc. with the SEC on January 23, 2023. Blackrock, Inc. has sole voting power over 5,836,777 shares and sole dispositive power over 6,011,029 shares. The address for Blackrock, Inc. is 55 East 52nd Street, New York, New York 10055.

(4)
Based solely on the Schedule 13G/A filed by The Vanguard Group with the SEC on February 9, 2023. The Vanguard Group has shared voting power over 85,627 shares, sole dispositive power over 5,181,412 shares and shared dispositive power over 130,495 shares. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(5)
Based solely on the Schedule 13G filed by Principal Real Estate Investors, LLC with the SEC on February 15, 2023. Principal Real Estate Investors, LLC has shared voting and dispositive power over 3,373,389 shares. The address for Principal Real Estate Investors, LLC is 801 Grand Avenue, Des Moines, Iowa 50392.

(6)
Excludes 215,992 unvested RSUs.

(7)
Includes 2,639 shares held indirectly through the Lori B. Wittman Revocable Trust of which Ms. Wittman acts as trustee and 1,111 shares held indirectly in a joint account with her husband. Excludes 4,458 unvested RSUs.

(8)
On November 6, 2022, Mr. Blocher resigned from his position as Chief Financial Officer. The information regarding Mr. Blocher’s beneficial ownership is based solely on his Section 16 filings through his Form 4 filed on August 19, 2022 and includes 2,000 shares of common stock held in accounts for the benefit of Mr. Blocher’s children and of which Mr. Blocher acts as custodian. In connection with his resignation, Mr. Blocher’s outstanding equity awards were treated as follows: (i) accelerated vesting of all of Mr. Blocher’s RSUs issued pursuant to the Company’s Alignment of Interest Program, (ii) accelerated vesting of 56,211 of Mr. Blocher’s unvested time-based RSUs (other than the RSUs issued pursuant to the Company’s Alignment of Interest Program), (iii) forfeiture by Mr. Blocher of his remaining 41,023 unvested time-based RSUs and (iv) forfeiture of all of Mr. Blocher’s outstanding performance stock units.

(9)
Excludes 4,458 unvested RSUs.

(10)
Excludes 4,980 unvested RSUs.

(11)
Excludes 5,090 unvested RSUs.

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COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) discusses our executive compensation philosophy, objectives and programs, the compensation decisions made under those programs, and the factors considered by the Compensation Committee of our Board (the “Committee”) in making those decisions. The CD&A focuses on the compensation of our named executive officers for 2022:
Named Executive Officer	Title
Mark Manheimer	President, Chief Executive Officer and Secretary
Lori Wittman(1)	Interim Chief Financial Officer and Treasurer
Andrew Blocher(2)	Former Chief Financial Officer, Secretary and Treasurer

(1)
Effective November 7, 2022, Ms. Wittman was appointed as our Interim Chief Financial Officer and Treasurer to serve while our Board conducts a formal search process to identify and appoint a permanent Chief Financial Officer. All 2022 compensation decisions for Ms. Wittman are described below under the heading “Appointment of Lori Wittman as Interim Chief Financial Officer.”

(2)
Effective November 6, 2022, Mr. Blocher voluntarily resigned from his positions as our Chief Financial Officer, Secretary and Treasurer.

Mr. Manheimer, Ms. Wittman, and Mr. Blocher are named executive officers for 2022 based on their applicable positions with us as principal executive officer or principal financial officer during a portion of 2022. Because we only had three “executive officers” as defined in Exchange Act Rule 3b-7 during 2022, we only have three named executive officers.
Overview of the Compensation Program
The Committee is responsible for establishing, implementing and continually monitoring adherence with our compensation philosophy and executive compensation programs. The Committee strives to ensure that the total compensation paid to our executive officers is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to our executive officers, including the named executive officers, are similar to those provided to executive officers at comparable companies in similarly situated positions.
Compensation Philosophy and Objectives
The Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of our specific annual, long-term and strategic goals, and which aligns executives’ interests with those of our stockholders by rewarding performance above established goals, with the ultimate objective of improving stockholder value. The Committee evaluates both performance and compensation to ensure that we maintain our ability to attract and retain employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives at comparable companies. To that end, the Committee believes that the executive compensation packages provided by us to our named executive officers generally should include both cash and equity-based compensation that rewards performance as measured against established goals. Our pay-for-performance philosophy, as shown below, is evidenced by a significant portion of our Chief Executive Officer’s (83%) and former Chief Financial Officer’s (79%) target compensation being performance-based/at-risk.
Setting Executive Compensation
Role of the Committee and Executive Officers in Compensation Decisions
The Committee is responsible for reviewing and approving the compensation of our executive officers. In this capacity, and based on the foregoing objectives, the Committee has structured our executive compensation programs to motivate our executives to achieve the corporate performance goals set by us and to reward the executives for achieving these goals. In evaluating executive compensation, the Committee considers a variety of factors, including market demands and compensation data, internal equity and external surveys, which provide insight into and guidance on the pay practices of similar companies. While survey data provides us with a helpful guideline, we do not make compensation decisions based on any single factor.
Our Chief Executive Officer annually reviews the performance of all other executive officers (other than the Chief Executive Officer, whose performance is reviewed by the Committee). The conclusions reached and recommendations made based on these reviews, including with respect to salary

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adjustments and annual short-term incentive opportunity and actual payout amounts, are presented to the Committee, which has the discretion to modify any recommended adjustments or awards to executives.
The Committee has final approval over all compensation decisions for our named executive officers and approves recommendations regarding cash and equity awards to each of our executive officers.
Role of the Independent Compensation Consultant
To assist with the analysis of executive compensation for fiscal year 2022, the Committee engaged Ferguson Partners Consulting L.P. (“FP”) as its independent compensation consultant. FP reports directly to the Committee, and the Committee has the sole authority to hire, fire and direct the work of FP. For fiscal year 2022, FP advised the Committee on a variety of compensation-related issues, including: (1) evaluating the current executive compensation program design and assisting in structuring an executive compensation program that meets the objectives described above; (2) identifying the appropriate mix of compensation components, including base salary, short-term incentives and long-term incentives to ensure proper incentive alignment; (3) reviewing the compensation practices of other REITs in order to evaluate market trends and compare our executive compensation program and compensation for other senior employees with our competitors; and (4) assisting with developing a peer group of companies for formal compensation benchmarking purposes.
Through review and consultation with FP, the Committee assessed the independence of FP in light of, among other factors, the independence factors established by the NYSE. As a result of this assessment, the Committee has determined that FP’s work raised no conflict of interest currently or during the 2022 fiscal year.
Peer Group Development Process and How We Used the Data
The Committee reviews and makes adjustments to the composition of the peer group on an annual basis, or more often as deemed necessary, to account for changes in both our business and the businesses of the companies in the peer group. The Committee does not have a specific target compensation level for the named executive officers. Instead, we review data concerning practices at our peer group companies and within the REIT industry as a reference point to assist in developing programs that will attract and retain talent and drive company performance.
In October 2021, the Committee, using information provided by FP, established a peer group to be used in connection with making compensation decisions for 2022 based on two parameters: (1) industry focus; and (2) size, as measured by a company’s total enterprise value and market capitalization. Specifically, the Committee’s selection process focused primarily on triple-net lease free standing retail REITs and secondarily on other retail (excluding regional malls) and hospitality REITs, in each case of comparable size, with both total enterprise value and market capitalization generally between 0.25x and 4.0x of our then-current total enterprise value and market capitalization. Based on these criteria, the Committee, in consultation with management and FP, approved the following companies as our peer group for 2022, which are the same companies included in the peer group for 2021:
2022 Peer Group
Agree Realty	Getty Realty	RPT Realty
Chatham Lodging Trust	Kite Realty Group Trust	SITE Centers
Essential Properties Realty Trust	Pebblebrook Hotel Trust	Spirit Realty Capital
Four Corners Property Trust	RLJ Lodging Trust	Urban Edge Properties
In addition, the Committee approved three triple-net lease free standing retail REITs as “structure peers”: National Retail Properties, Inc., Realty Income Corporation and STORE Capital Corporation. The Committee uses both the peer group and the structure peers to assess the alignment of our executive compensation program structure with current market practices, but only the peer group is used to assess magnitude of compensation
Say on Pay Advisory Vote Results
Stockholders are provided the opportunity to cast an annual advisory vote on the compensation of our named executive officers. At our 2022 annual meeting of stockholders, approximately 95% of the votes cast on the “say-on-pay” advisory proposal were in favor of the 2021 compensation paid to our named executive officers. The Committee reviewed this result and, based on the significant level of support, determined that no significant changes to our executive compensation program were necessary for 2022. The Committee will continue to monitor and evaluate our executive compensation program going forward in light of our stockholders’ views and our transforming business needs. In addition, the Committee expects to continue to consider the outcome of our say-on-pay votes and our stockholders’ views when making future compensation decisions for the named executive officers.
Executive Compensation Components
The principal components of compensation for our named executive officers generally are: (1) base salary; (2) short-term incentives (“STI”); and (3) time- and performance-based long-term incentive (“LTI”) awards pursuant to the Company’s 2019 Omnibus Incentive Compensation Plan (the “Omnibus Plan”).
Base Salary
We generally provide our named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Base salaries established for our named executive officers are intended to reflect each individual’s responsibilities, experience, historical performance and other discretionary factors deemed relevant by the Committee and have generally been set at levels deemed necessary to attract and

25 | 2023 PROXY STATEMENT

retain talented individuals. Base salaries are also designed to provide our named executive officers with steady income during the course of the fiscal year that is not contingent on short-term variations in the Company’s operating performance. The initial base salary for our named executive officers is generally established in an employment agreement.
Salary levels are reviewed annually as part of our performance review process as well as upon a promotion or other material change in job responsibility. Merit-based increases to salaries of the executives are based on the Committee’s assessment of the individual’s performance.
When setting the annual base salaries of our executives, the Committee primarily considers the scope of an executive’s responsibilities, internal pay equity, and the executive’s individual performance. The Committee reviews these criteria collectively but does not assign a weight to any criterion when setting base salaries. Each base salary adjustment is made by the Committee subjectively based upon the foregoing.
In early 2022, the Committee determined not to increase the 2022 base salary rate for either Messrs. Manheimer or Blocher from their respective 2021 levels, as both base salaries were deemed to be appropriately market competitive at that time. Accordingly, the 2021 and 2022 base salary rates for each of Messrs. Manheimer and Blocher were as follows:
Name	2021 Base Salary Rate ($) (Effective January 1, 2021)	2022 Base Salary Rate ($) (Effective January 1, 2022)
Mark Manheimer	600,000	600,000
Andrew Blocher	375,000	375,000
Short-Term Incentive Program
Our executive officers generally are eligible for STI based on Company performance, with payment amounts determined by the Committee based on the Committee’s assessment of performance for the applicable year. The STI program is intended to focus the entire organization on meeting or exceeding the annual performance goals that are set during the early part of each year and approved by the Committee, while also providing significant opportunity to reward individual contributions.
An executive officer’s STI opportunity under our STI program is tied to such executive’s base salary rate in effect at the time of grant, and such opportunity generally increases as their ability to affect the Company’s performance increases. Consequently, as an executive’s responsibilities increase, their variable compensation in the form of STI opportunity, which is dependent on Company performance, generally makes up a larger portion of the executive’s total compensation.
The 2022 STI opportunities for Messrs. Manheimer and Blocher, which were determined by the Committee in early 2022 and did not change year-over-year, are set forth in the table below.
	Short-Term Incentive Opportunity as % of Base Salary(1)
Name	Threshold	Target	Maximum	Target STI ($)
Mark Manheimer	50%	100%	200%	600,000
Andrew Blocher	50%	100%	200%	375,000

(1)
Linear interpolation is applied between the specified performance levels for all metrics described below. Further, for each metric, there is no payout for performance below threshold and no increased payout for performance above maximum.

For our 2022 STI program, the Committee determined to use the pre-established corporate performance goals noted in the table below, which comprised 80% of the award opportunity. The Committee believed these corporate performance goals reflected commonly recognized measures of financial and operating performance within our industry and were key drivers of sustained value creation for our stockholders. For our 2022 STI program, the Committee determined to (i) increase the weightings of the AFFO per share and net investments performance goals each by 5% year-over-year and (ii) decrease the weightings of the leverage and occupancy performance goals each by 5% year-over-year to align the 2022 STI program with the strategic decision to provide added incentive tied to earnings and acquisition/disposition activity. The remaining 20% of the STI opportunity was based on the Committee’s qualitative assessment of both individual and overall Company performance during 2022. The corporate performance goals and weightings, in addition to our actual performance, are set forth in the following table:
Corporate Performance Goal	Weighting	Threshold (50%)	Target (100%)	Maximum (200%)	Actual Performance	Achievement
AFFO/Share(1)	35%	$1.12	$1.16	$1.25	$1.16	100.0%
Net Investments(2)	15%	$420M	$480M	$600M	$480.2M	100.1%
Portfolio Investment Grade %(3)	10%	75%	80%	85%	80.1%	102.0%
Leverage(4)	10%	6.00x	5.25x	4.50x	4.93x	143.3%
Occupancy(5)	10%	97.75%	98.50%	99.25%	100.0%	200.0%
Subjective(6)	20%	1	3	5	3	100.0%
Total:	100%					114.6%

26 | 2023 PROXY STATEMENT

(1)
Adjusted funds from operations (“AFFO”) per diluted share for full year 2022. AFFO is a non-GAAP financial measure. See Appendix A for a reconciliation for full year 2022 AFFO to net income, the most comparable GAAP measure. AFFO is used by management and stockholders to determine funds available for payment of distributions.

(2)
Total acquisitions, real estate loans and development funding, net of dispositions, for full year 2022. Net investments reflect the Company’s ability to deploy capital, a primary objective of net lease retail REITs.

(3)
Four quarter 2022 average of percentage of portfolio defined as Investment Grade and/or Investment Grade Profile. We define “Investment Grade” tenants as tenants, or tenants that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company’s total revenue), with a credit rating of BBB- (S&P), Baa3 (Moody’s) or NAIC-2 (National Association of Insurance Commissioners) or higher. We define “Investment Grade Profile” tenants as tenants with investment grade credit metrics (more than $1.0 billion in annual revenue and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody’s or NAIC. This goal reflects the Company’s continued ability to source and close acquisition opportunities that meet its stated credit objectives.

(4)
Four quarter 2022 average of reported net debt to EBITDA for real estate, which reflects the impact of intra-quarter acquisitions and dispositions and excludes the settlement of forward shares pursuant to outstanding forward sales agreements. This goal reflects the Company’s ability to effectively finance our acquisitions within our stated targeted leverage range of 4.5x to 5.5x.

(5)
Four quarter 2022 average of reported economic occupancy on a square foot basis.

(6)
The Committee evaluated Company overall performance during 2022 across several categories, including (i) investments/portfolio, (ii) financing/balance sheet and (iii) team/culture/ESG/other, as well as Mr. Manheimer’s contribution to such overall performance.

As set forth in the table above, the Company achieved above target performance on four of the six STI performance goals (net investments, portfolio investment grade percentage, leverage and occupancy) and target performance on the other two STI performance goals (AFFO per share, net investments and subjective performance). In evaluating the subjective performance component, the Committee considered Company performance in the areas of (i) investments/portfolio, (ii) financing/balance sheet and (iii) team/culture/ESG/other, as well as Mr. Manheimer’s contribution to such overall performance. With respect to investments/portfolio, the Committee noted that early in the fourth quarter of 2022, the Company paused acquisitions due to market disruptions and, as a result, was able to increase its acquisition cap rate by approximately 40 basis points. The Committee also noted that, as of the time of their assessment in February 2023, no assets underwritten by the Company had experienced credit losses. With respect to financing/balance sheet, the Committee considered the Company’s success in raising equity during 2022, the recast and increase of the Company’s debt facilities with improved covenants and an ESG pricing component, and the amount of investor engagement. Finally, with respect to team/culture/ESG/other, the Committee considered the Company’s human capital management initiatives, including streamlining the hiring and onboarding processes, revamping performance evaluations, establishing an internship program, establishing a Culture Committee, continuing to leverage technology to streamline processes, gain efficiencies, and reduce third party costs, and advancing ESG initiatives, including aligning corporate responsibility efforts with the United Nations Sustainable Development Goals, continuing development and implementation of our ESG strategy, and beginning discussions with tenants to establish partnerships on ESG initiatives. The Committee further considered Mr. Manheimer’s contribution to the Company’s overall performance, noting that such successes were in large part due to his individual efforts. Based on the foregoing evaluation, the Committee determined to ascribe target performance to the subjective STI performance goal.
The 2022 STI earned by Mr. Manheimer for 2022 is set forth in the following table:
Name(1)	2022 Annual STI Payout Percentage (% of Target)	2022 Annual STI ($)(2)
Mark Manheimer	114.6%	687,334

(1)
Mr. Blocher resigned effective November 6, 2022 and thus was not eligible to receive an STI payment under our 2022 STI program. Notwithstanding this, in recognition of Mr. Blocher’s services to the Company, our Board exercised its discretion in awarding certain separation benefits to Mr. Blocher, including a lump sum cash payment related to his 2022 STI opportunity. Please see the section below entitled “Andrew Blocher Separation Benefits” for additional information.

(2)
Pursuant to our Alignment of Interest Program, which is described below, Mr. Manheimer elected to receive an award of restricted stock units (“RSUs”) under the Omnibus Plan (such award, “Alignment RSUs”) in lieu of 50% of his 2022 STI. Accordingly, 50% of Mr. Manheimer’s 2022 STI was paid in the form of Alignment RSUs, and the remaining 50% was paid in cash.

Alignment of Interest Program
In March 2021, the Committee adopted an Alignment of Interest Program (the “Program”) pursuant to the Omnibus Plan. Mr. Manheimer, along with all other employees of the Company (other than Ms. Wittman in her role as Interim Chief Financial Officer and Treasurer), is eligible to participate in the Program. The Program allows individuals who are eligible to receive awards under the Omnibus Plan, as selected by the Committee from time to time, to elect to receive RSUs under the Omnibus Plan in lieu of a specified percentage of cash compensation, which election must be made by the end of the prior fiscal year. The amount of compensation that a participant elects to reduce will be applied to the issuance of an award of Alignment RSUs under the Omnibus Plan and the participant will receive an additional award of RSUs under the Omnibus Plan based upon a multiple of the Alignment RSUs (the “Alignment Multiplier”) (the “Additional RSUs,” and collectively with the Alignment RSUs, the “Awarded RSUs”). The number of Alignment RSUs will be determined as of the second business day following the release of the Company’s fourth quarter earnings for the most recently completed fiscal year, or, if such date is not a trading day, then the trading day immediately following such date, and the Awarded RSUs will be granted to a participant as soon as administratively feasible following such date.
The Committee will determine the minimum and maximum percentage of each compensation type that may be reduced and applied to Alignment RSUs, the lengths of the vesting periods and the corresponding Vesting Multiples that may apply under the Program. Currently, participants may elect to

27 | 2023 PROXY STATEMENT

receive Alignment RSUs in lieu of up to 50% of STI compensation that is earned with respect to a fiscal year, with the number of Additional RSUs being determined by application of an Alignment Multiplier of 0.25x. Awarded RSUs will vest over three years, in substantially equal annual installments, generally subject to continued provision of services. As set forth in the form of RSU agreement governing the Awarded RSUs, in the event of a termination by the Company without “cause” or a resignation for “good reason” (each as defined in the Omnibus Plan), the Awarded RSUs will immediately vest in full.
Long-Term Incentive Awards
We utilize long-term incentive awards under the Omnibus Plan to align executive compensation and performance, incentivize the advancement of our critical business objectives, promote long-term stockholder value creation, and reward and retain key employees. Consistent with this approach, the majority of our named executive officers’ annual compensation is generally provided in the form of long-term incentive awards that emphasize these objectives through a balanced mix of time-based RSUs and performance-based RSUs (“PSUs”). For 2022, the time-based RSUs granted to Messrs. Manheimer and Blocher vest over a three-year period and represent 40% of the long-term incentive opportunity, and the PSUs granted to these named executive officers vest in three years based on performance achieved against pre-determined performance goals and represent 60% of the long-term incentive opportunity.
Time-Based RSUs.   RSU awards with time-based vesting align the interests of our executive officers with the interests of our stockholders by promoting the stability and retention of an effective executive team over the longer term. In February 2022, the Committee approved the grant of the following time-based RSU awards to each of Messrs. Manheimer and Blocher, which vest annually in three equal installments commencing on February 28, 2023:
Name	Shares Underlying RSU Grant (#)	Aggregate Fair Value of RSU Grant ($)
Mark Manheimer	41,554	920,000
Andrew Blocher(1)	18,067	400,000

(1)
Pursuant to the separation agreement we entered into with Mr. Blocher, a portion of Mr. Blocher’s RSUs were forfeited upon his resignation. Please see the section below entitled “Andrew Blocher Separation Benefits” for additional information.

Performance-Based RSUs.   PSUs are a substantial, at-risk component of our named executive officers’ compensation tied to the Company’s long-term performance. In February 2022, the Committee approved the grant of the following PSU awards (at target) to each of Messrs. Manheimer and Blocher:
Name	Target Shares Underlying PSU Grant (#)	Aggregate Fair Value of PSU Grant ($)
Mark Manheimer	61,674	1,380,000
Andrew Blocher(1)	26,815	600,000

(1)
Pursuant to the separation agreement we entered into with Mr. Blocher, Mr. Blocher’s PSU award was forfeited upon his resignation. Please see the section below entitled “Andrew Blocher Separation Benefits” for additional information.

The number of PSUs that will vest depends on (1) the Company’s total stockholder return (“TSR”), which assumes reinvestment of dividends on the ex-dividend date over the three-year performance period ending on February 28, 2025 (the “Performance Period”), which represents 60% of the performance-based, long-term incentive opportunity (“Absolute TSR”), and (2) the Company’s TSR relative to a custom peer group of 32 companies (as set forth below, the “RTSR Comparator Group”), including all triple-net retail REITs, regardless of size, triple-net non-retail focused strategies and similarly size REITs regardless of strategy over the Performance Period, which represents 40% of the performance-based, long-term incentive opportunity (“Relative TSR”). The threshold, target and maximum performance levels for the Absolute TSR and Relative TSR goals are set forth in the following table:
		Performance Level(1)
Performance Goal	Weighting	Threshold (50% Earned)	Target (100% Earned)	Maximum (200% Earned)
Absolute TSR	60%	21%	27%	33%
Relative TSR	40%	35th percentile	55th percentile	75th percentile

(1)
There is no payout for performance below threshold and no increase for performance above maximum. Further, to the extent actual performance falls between two performance levels, linear interpolation is applied.

Subject to the terms of the award agreements evidencing the PSUs, between zero and 200% of the target number of PSUs will vest on February 28, 2025, depending on the Company’s Absolute TSR and Relative TSR over the Performance Period.

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The RTSR Comparator Group for purposes of the 2022 PSU awards is as follows:
2022 PSU Awards — RTSR Comparator Group
Agree Realty	Global Medical REIT	Plymouth Industrial REIT
Alexandria Real Estate	Global Net Lease	Postal Realty Trust
CareTrust REIT	Lexington Realty Trust	Realty Income
CorEnergy Infrastructure Trust	LTC Properties	Sabra Health Care REIT
EPR Properties	Medical Properties Trust	Safehold
Essential Properties Realty Trust	National Health Investors	Spirit Realty Capital
Four Corners Property Trust	National Retail Properties	STAG Industrial
Gaming and Leisure Properties	Omega Healthcare Investors	VICI Properties
Getty Realty	One Liberty Properties	W. P. Carey
Gladstone Commercial	Physicians Realty Trust
Andrew Blocher Separation Benefits
Andrew Blocher, our former Chief Financial Officer, Secretary and Treasurer, voluntarily resigned from the Company, effective November 6, 2022. In recognition of Mr. Blocher’s services to the Company, our Board exercised its discretion to provide the following separation benefits to Mr. Blocher pursuant to a separation agreement and release of claims: (1) a lump sum cash payment equal to the sum of (i) $375,000, Mr. Blocher’s then-current base salary, plus (ii) $405,000, an amount related to Mr. Blocher’s 2022 STI opportunity; (2) accelerated vesting of all of Mr. Blocher’s RSUs issued pursuant to the Alignment of Interest Program; (3) accelerated vesting of 56,211 of Mr. Blocher’s then-unvested time-based RSUs (other than his RSUs issued pursuant to the Alignment of Interest Program); and (4) reimbursement of up to 18 months of COBRA premiums. In addition, pursuant to the separation agreement, Mr. Blocher’s remaining 41,023 then-unvested time-based RSUs and all of his outstanding PSUs were forfeited. Accordingly, upon his resignation, Mr. Blocher forfeited approximately 64% of his then-unvested and outstanding equity awards (assuming target performance of the PSUs). In connection with the foregoing, Mr. Blocher provided a general release and waiver of all claims against the Company and will continue to be subject to certain post-employment restrictive covenants in accordance with the terms of his Amended and Restated Employment Agreement, dated February 22, 2022, including non-competition, non-solicitation, confidentiality, non-disclosure and non-disparagement obligations.
Appointment of Lori Wittman as Interim Chief Financial Officer
On November 6, 2022, Lori Wittman was appointed as our Interim Chief Financial Officer and Treasurer, effective November 7, 2022, to serve while the Board conducts a formal search process to identify and appoint a permanent Chief Financial Officer. In connection with Ms. Wittman’s appointment as our Interim Chief Financial Officer and Treasurer, we entered into an offer letter with Ms. Wittman, pursuant to which Ms. Wittman is entitled to receive (i) $75,000 per month as compensation for her service and (ii) an RSU award with an aggregate grant date fair value of $90,000, which was granted in February 2023. Ms. Wittman has agreed to serve as Interim Chief Financial Officer and Treasurer for a term of six months, subject to successive one-month extensions, and will continue to serve as a director during the term of her employment with the Company but will not receive any compensation in respect of her Board service during that time. Ms. Wittman was not eligible to participate in the STI program in 2022, is not eligible to participate in the Alignment of Interest Program and will not be eligible to receive any severance benefits in connection with the termination of her service as Interim Chief Financial Officer and Treasurer. Ms. Wittman’s employment with the Company is an at-will relationship that may be terminated at any time by her or the Company, for any reason.
Other Benefits
Employee Benefit and Retirement Programs
We maintain a health and welfare plan and a qualified defined contribution 401(k) plan in which all of our eligible employees, including our executive officers, may participate. The Company will match 100% of up to the first 3% and 50% for the next 2% of a participant’s deferral per year under the 401(k) plan. Eligible employees are 100% vested in their 401(k) plan accounts.
Perquisites
We generally do not provide perquisites or personal benefits to our named executive officers.
Employment Agreements and Severance Benefits
We generally provide our named executive officers with certain severance protections in their employment agreements in order to attract and retain an appropriate caliber of talent for such positions. Our employment agreements with named executive officers and the severance provisions set forth therein are summarized below under “— Employment Agreements” and “— Potential Payments upon Termination or Change in Control.” We intend to periodically review the level of the benefits in these agreements.

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Governance and Other Considerations
Stock Ownership Requirements
Under the Company’s stock ownership guidelines, our executive officers and non-employee directors must meet their applicable stock ownership requirement as set forth in the table below within five years from the date they first become subject to that particular level of stock ownership:
Individual ownership interest is reviewed annually as of the last day of the calendar year. The dollar value of shares at the end of a given calendar year is determined using the average of the month-end closing prices of our common stock for the prior 12 months preceding the applicable measurement date. Shares that count toward satisfaction of these guidelines include: (1) shares owned outright by the individual; (2) shares owned jointly by the individual and his or her spouse or held in a trust established by the individual for the benefit of the individual or his/her family members; and (3) limited partnership units of NETSTREIT, L.P. Any unvested equity awards are not counted toward satisfaction of these stock ownership guidelines.
Until an individual subject to the stock ownership guidelines meets his or her applicable stock ownership requirement, he or she must retain 50% of the net shares issued to the individual upon exercise, vesting, settlement or earn-out of an equity award. This retention requirement is applied on an award-by-award basis until the applicable stock ownership requirement has been met.
All of our executive officers and non-employee directors subject to the stock ownership guidelines met the guidelines as of December 31, 2022.
Prohibition on Hedging and Pledging
The Company’s Insider Trading Policy (the “Policy”) prohibits directors and employees, including our named executive officers, from (1) entering into hedging or monetization transactions involving our Company stock and (2) holding our Company stock in a margin account or pledging our Company stock as collateral for a loan. We maintain this policy because such transactions could create the appearance that the person is trading on inside information, and we believe this policy serves to further align the interests of our employees, executives and directors with our stockholders’ interests. An excerpt from the Policy is set forth below:
Margin Accounts and Pledges.   Persons subject to this Policy may not pledge any Company securities as collateral for a loan and such person may not hold Company securities as collateral in a margin account. Such persons may not have control over these transactions as the securities may be sold at certain times without such person’s consent. A margin or foreclosure sale that occurs when a person subject to this Policy is aware of material, nonpublic information may, under some circumstances, result in unlawful insider trading.
Hedges and Monetization Transactions.   Persons subject to this Policy may not engage in hedging or monetization transactions, through transactions in Company securities or through the use of financial instruments designed for such purpose. Such hedging and monetization transactions may permit a person to own Company securities, but without the full risks and rewards of ownership. When that occurs, the person may no longer have the same objectives as the Company’s stockholders generally.
Clawback Policy
The Company maintains a formal clawback policy (the “Clawback Policy”) that applies to all “Incentive-Based Compensation” granted to any “Executive Officer,” in each case as such term is defined in rules or regulations issued by the U.S. Securities and Exchange Commission or any national securities exchange or national securities association on which shares of the common stock of the Company may be traded, in connection with Section 10D of the Exchange Act, as added by Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended.
In the event that the Company is required by applicable U.S. federal securities laws to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under such securities laws, the Company may recover from such Executive Officer who received Incentive-Based Compensation during the three-year period preceding the date on which the Company is required to prepare an accounting restatement, based on the erroneous data, the amount, if any, in excess of what would have been paid to the Executive Officer under the accounting restatement. If the Committee seeks to recover and cannot determine the amount of excess Incentive-Based Compensation received by an Executive Officer directly from the information in the accounting restatement, then it will make its determination based on a reasonable estimate of the effect of the accounting restatement and will determine, in its sole discretion, the method for recouping Incentive-Based Compensation. In determining what actions to take, the Committee will take into account all relevant factors, including whether the Executive Officer engaged in fraud, misconduct or other bad-faith action that caused or partially caused the need for the restatement. In addition, the Committee may dismiss the Executive Officer, authorize legal action, or take such other action to enforce the Executive Officer’s obligations to the Company as it may deem appropriate in view of all the facts surrounding the particular case.
The Clawback Policy is administered by the Committee, which has the sole discretion in making all determinations under the Clawback Policy, which will be binding on all individuals. The Clawback Policy will be interpreted and administered (and, as necessary, amended to be) consistent with the

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applicable requirements of Section 10D of the Exchange Act and any applicable rules or regulations issued by the U.S. Securities and Exchange Commission or any national securities exchange or national securities association on which shares of the common stock of the Company may be traded.
Equity Grant Practices
Our equity incentive grant policy generally provides that annual grants to executive officers pursuant to our long-term incentive program occur on the second trading day following the filing date of our Annual Report on Form 10-K that occurs after the date on which such grants are approved by our compensation committee. Accordingly, our long-term incentive equity incentive grant policy generally requires that grants to our executive officers are made shortly after we have released information about our financial performance to the public for the applicable annual period. As a result, the timing of equity awards is not coordinated in a manner that intentionally benefits our executive officers.
Tax and Accounting Implications
One of the factors the Committee considers when determining executive compensation is the anticipated tax treatment to the Company and to the executives of the various payments and benefits. Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally provides that a publicly held company may not deduct compensation paid to certain covered executive officers to the extent that such compensation exceeds $1,000,000 per executive officer in any year. While the Committee generally considers this limit when determining compensation, there are instances in which the Committee has concluded, and reserves the discretion to conclude in the future, that it is appropriate to exceed the limitation on deductibility under Section 162(m) to ensure that executive officers are compensated in a manner that it believes to be consistent with the Company’s best interests and those of its stockholders.

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EXECUTIVE COMPENSATION
Summary Compensation Table
The following Summary Compensation Table discloses compensation information for fiscal years 2022, 2021 and 2020 with respect to our principal executive officer, our principal financial officer and our former principal financial officer (collectively, our “named executive officers”). As explained above in the Compensation Discussion and Analysis, because we only had three “executive officers” as defined in Exchange Act Rule 3b-7 during 2022, we only have three named executive officers. Certain other information is provided in the narrative sections following the Summary Compensation Table.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Mark Manheimer President, Chief Executive Officer and Secretary	2022	600,000	—	2,410,250	687,334	12,260	3,709,844
	2021	600,000	—	2,385,950	882,000	11,600	3,879,550
	2020	550,000	687,500	549,990	—	11,400	1,798,890
Lori Wittman(4) Interim Chief Financial Officer and Treasurer	2022	136,364	—	—	—	164,423	300,786
Andrew Blocher(4) Former Chief Financial Officer, Treasurer and Secretary	2022	328,125	—	1,068,906	—	875,771	2,272,802
	2021	375,000	—	1,054,678	551,250	11,600	1,992,528
	2020	346,023	437,500	2,049,983	—	9,917	2,843,423

(1)
The amounts reported in this column for 2022 reflect the aggregate fair value of time-vested RSU awards, PSUs, and 2022 Additional RSUs (as described below) granted in 2022 to our named executive officers, calculated in accordance with FASB ASC Topic 718. Under the Alignment of Interest Program, a participant may elect to reduce cash compensation in exchange for the issuance of an award of RSUs under the Omnibus Plan (“Alignment RSUs”), and the participant will receive an additional award of RSUs under the Omnibus Plan of 0.25x the number of Alignment RSUs (the “Alignment Multiplier”), as described in the Compensation Discussion and Analysis above under the heading “Executive Compensation Components — Alignment of Interest Program” (such RSUs issued as a result of the Alignment Multiplier, the “Additional RSUs”). Messrs. Manheimer and Blocher elected to receive 50% of their 2021 STI payments in the form of RSUs under the Alignment of Interest Program. The 2021 Alignment RSUs are reported in the “Non-Equity Incentive Plan Compensation” column for 2021. In addition, based on the Alignment Multiplier, Messrs. Manheimer and Blocher were granted 4,980 and 3,112 Additional RSUs, respectively, in 2022 with respect to their 2021 STI payments (the “2022 Additional RSUs”), which are reported in the “Stock Awards” column for 2022. The 2022 grant date values by award type are shown below. There can be no assurance that these values will ever be realized. For a discussion of the assumptions and methodologies used in calculating the grant date values, please see Note 10 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Name	RSU Grant Date Value	PSU Grant Date Value	2022 Additional RSU Grant Date Value	Total Grant Date Value
Mark Manheimer	920,000	1,380,000	110,250	2,410,250
Andrew Blocher	400,000	600,000	68,906	1,068,906

(2)
The amount reported for Mr. Manheimer in the “Non-Equity Incentive Plan Compensation” column for 2022 represent the amounts earned under the Company’s 2022 STI program, as described above in the Compensation Discussion and Analysis under the heading “Executive Compensation Components — Short-Term Incentive Program.” Fifty percent (50%) of the amount reported in this column for Mr. Manheimer for 2022 was paid in the form of RSUs pursuant to the Alignment of Interest Program (the “2022 Alignment RSUs”), as described in the Compensation Discussion and Analysis above under the heading “Executive Compensation Components — Alignment of Interest Program.” Based on the Alignment Multiplier, Mr. Manheimer was granted 4,255 Additional RSUs in 2023 with respect to his 2022 STI payment pursuant to the Alignment of Interest Program (the “2023 Additional RSUs”) described in the Compensation Discussion and Analysis above under the heading “Executive Compensation Components — Alignment of Interest Program.” The 2023 Additional RSUs will be reported in the “Stock Awards” column for 2023 that will be included in the Company’s proxy statement relating to the 2024 Annual Meeting of Stockholders.

(3)
The amounts reported in this column for Messrs. Manheimer and Blocher for 2022 include employer matching contributions under the Company’s 401(k) plan made to each named executive officer and life insurance premiums. Prior to November 7, 2022, Ms. Wittman served as a non-employee director of the Company. The amounts reported in this column for Ms. Wittman in 2022 represent non-employee director compensation, $74,423 of which represents fees paid in cash and $90,000 of which represents the grant date fair value of the annual award of 4,065 RSUs granted to our non-employee directors in 2022. The grant date fair value of this award was calculated in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used in calculating the grant date value, please see Note 10 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Effective November 6, 2022, Mr. Blocher voluntarily resigned as Chief Financial Officer, Secretary and Treasurer. For Mr. Blocher, the amounts reported in this column also include the following amounts paid in connection with his resignation (i) cash severance of $780,000 and (ii) $83,520 representing 18 months of COBRA premium reimbursement. We classified the accelerated vesting of equity in connection with Mr. Blocher’s resignation as a modification of the relevant awards and considered

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whether there was incremental grant date fair value associated with such acceleration. We ultimately determined that there was no incremental grant date fair value associated with the accelerated vesting as a result of approximately $700,000 of stock-based compensation expense associated with the accelerated vesting of certain of Mr. Blocher’s RSUs in connection with this resignation being offset by a decrease of approximately $700,000 of stock-based compensation due to the forfeiture of certain of Mr. Blocher’s RSUs in connection with his resignation. For additional information on the CFO transition, see “Employment and Transition Agreements — CFO Transition” below.
(4)
As previously disclosed, effective November 6, 2022, Mr. Blocher voluntarily resigned as Chief Financial Officer, Secretary and Treasurer and Ms. Wittman, who serves as a director of the Company, assumed the role as Interim Chief Financial Officer and Treasurer, effective November 7, 2022. Ms. Wittman was not a named executive officer in 2020 or 2021 and thus, only 2022 compensation information is shown for her in this table.

Employment and Transition Agreements
Prior Employment Agreements
We entered into employment agreements with Messrs. Manheimer and Blocher on December 23, 2019 (the “Prior Employment Agreements”). Each Prior Employment Agreement provided for, among other things: (i) an annual base salary of $600,000 for Mr. Manheimer and $375,000 for Mr. Blocher, (ii) an annual cash incentive bonus with a target bonus opportunity of 100% of annual base salary, with the actual amount earned ranging from 0% to 200% of target based on actual achievement against performance metrics to be established by the Compensation Committee, (iii) eligibility to receive annual long term incentive compensation awards in form, including vesting restrictions, and amount determined in the sole discretion of the Compensation Committee and the Board and (iv) participation in the Company’s employee benefit and welfare plans.
Amended and Restated Employment Agreements
As previously disclosed, on February 22, 2022, we entered into amended and restated employment agreements (the “A&R Employment Agreements”) with Messrs. Manheimer and Blocher. Each A&R Employment Agreement provides (or provided, in the case of Mr. Blocher’s A&R Employment Agreement) for, among other things: (1) an annual base salary of $600,000 for Mr. Manheimer and $375,000 for Mr. Blocher; (2) an annual cash incentive bonus with a target bonus opportunity of 100% of annual base salary, with the actual amount earned ranging from 0% to 200% of target based on actual achievement against performance metrics to be established by the Compensation Committee; (3) eligibility to receive annual long term incentive compensation awards in form, including vesting restrictions, and amount determined in the sole discretion of the Compensation Committee and the Board; and (4) participation in the Company’s employee benefit and welfare plans. Mr. Manheimer’s A&R Employment Agreement provides for a three-year term, with automatic one-year renewals thereafter unless either party provides 60 days’ notice of intent not to renew the term. Our non-renewal of the term will constitute a termination without cause (as defined in Mr. Manheimer’s A&R Employment Agreement).
Pursuant to Mr. Blocher’s A&R Employment Agreement, in the event he was terminated without “cause” or for “good reason” (each term as defined in his A&R Employment Agreement), subject to a general release of claims in favor of the Company, he would have been entitled to: (1) cash severance equal to two times the sum of his base salary and his target bonus opportunity; (2) any earned but unpaid annual bonus with respect to the year prior to the year of the termination; (3) a pro rata bonus for the year of the termination (based on actual performance); (4) full acceleration of time-based equity awards and pro-rated vesting of performance-based equity awards, based on actual performance; and (5) Company payment of the cost of continued health coverage for up to 18 months post-termination. If the termination without cause or for good reason had occurred at the time of or within the 12 months following a change in control, Mr. Blocher’s cash severance would instead have been equal to the sum of three times the sum of his base salary and target bonus opportunity. In the event that Mr. Blocher’s employment had terminated due to his death or disability, he would have been entitled to: (1) a cash payment equal to two months’ base salary; (2) any earned but unpaid annual bonus with respect to the year prior to the year of the termination; (3) a pro rata bonus for the year of the termination (based on actual performance); (4) accelerated vesting of equity awards as set forth above for a termination without cause; and (5) Company payment of the cost of continued health coverage for up to 18 months.
Pursuant to Mr. Manheimer’s A&R Employment Agreement, Mr. Manheimer was entitled to receive severance payments and benefits as of December 31, 2022, as described below under the heading “Potential Payments Upon Termination or Change in Control.” Mr. Blocher’s employment terminated effective November 6, 2022, and in connection with such termination, he received the payments and benefits described below.
CFO Transition
As previously disclosed, effective November 6, 2022, Mr. Blocher voluntarily resigned as Chief Financial Officer, Secretary and Treasurer and Ms. Wittman, who serves as a director of the Company, was appointed as Interim Chief Financial Officer and Treasurer, effective November 7, 2022, to serve while the Board conducts a formal search process to identify and appoint a permanent Chief Financial Officer.
In connection with the transition, we entered into a separation agreement and release of claims with Mr. Blocher. In recognition of Mr. Blocher’s services to the Company, our Board exercised discretion to provide the following separation benefits to Mr. Blocher under the separation agreement: (1) a lump sum cash payment equal to the sum of (i) $375,000, Mr. Blocher’s then-current base salary, plus (ii) $405,000, an amount related to Mr. Blocher’s 2022 STI opportunity; (2) accelerated vesting of all of Mr. Blocher’s RSUs issued pursuant to the Alignment of Interest Program; (3) accelerated vesting of 56,211 of Mr. Blocher’s then-unvested time-based RSUs (other than the RSUs issued pursuant to the Alignment of Interest Program); and (4) reimbursement of up to 18 months of COBRA premiums. In addition, pursuant to the separation agreement, Mr. Blocher’s remaining 41,023 then-unvested time-based RSUs and all of his outstanding PSUs were forfeited. Accordingly, upon his resignation, Mr. Blocher forfeited approximately 64% of his then-unvested and outstanding equity awards (assuming target performance of the PSUs). In connection with the foregoing, Mr. Blocher provided a general release and waiver of all claims against the Company and will continue to be subject to certain post-employment restrictive covenants in accordance with the terms of his A&R Employment Agreement (as defined below), including non-competition, non-solicitation, confidentiality, non-disclosure and non-disparagement obligations.

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In connection with the transition, we also entered into an offer letter with Ms. Wittman, pursuant to which Ms. Wittman is entitled to receive (i) $75,000 per month as compensation for her service and (ii) an RSU award with an aggregate grant date fair value of $90,000, which was granted in February 2023. Ms. Wittman has agreed to serve as Interim Chief Financial Officer and Treasurer for a term of six months, subject to successive one-month extensions, and will continue to serve as a director during the term of her employment with the Company but will not receive any compensation in respect of her Board service during that time. Ms. Wittman is not eligible to participate in the Alignment of Interest Program and will not be eligible to receive any severance benefits in connection with the termination of her service as Interim Chief Financial Officer and Treasurer. Ms. Wittman’s employment with the Company is an at-will relationship that may be terminated at any time by her or the Company, for any reason.
Grants of Plan-Based Awards
The following table shows certain information regarding grants of plan-based awards during the fiscal year ended December 31, 2022 to our named executive officers.
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
Name	Grant Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mark Manheimer	Annual Incentive	—	300,000	600,000	1,200,000
	PSU Grant	2/28/2022				30,837	61,674	123,348		1,380,000
	Annual RSU Grant	2/28/2022							41,554	920,000
	2022 Additional RSU Grant(5)	2/28/2022							4,980	110,250
Lori Wittman(6)	—	—	—	—	—	—	—	—	—	—
Andrew Blocher	Annual Incentive	—	187,500	375,000	750,000
	PSU Grant	2/28/2022				13,408	26,815	53,630		600,000
	Annual RSU Grant	2/28/2022							18,067	400,000
	2022 Additional RSU Grant(5)	2/28/202							3,112	68,906

(1)
The threshold, target, and maximum annual incentive amounts represent 50%, 100% and 200%, respectively, of the target STI opportunity for each named executive officer. If actual performance falls between threshold and target or between target and maximum, the award would be calculated using linear interpolation. The annual incentive awards are also based on a percentage of base salary, which is 100% each of the named executive officers. The target amount is generally the named executive officer’s base salary multiplied by his or her target opportunity. The dollar value of the actual non-equity plan incentive compensation earned for the year ended December 31, 2022 for each named executive officer is set forth in the Summary Compensation Table above. As such, the amounts set forth in this column do not represent either additional or actual compensation earned by the named executive officers for the year ended December 31, 2022.

(2)
See “Long-Term Incentives — PSUs” below for an explanation regarding the vesting and distribution of the PSUs.

(3)
The annual RSU awards were granted pursuant to our Omnibus Plan. These RSUs vest ratably on each of the first three anniversaries of February 28, 2022, respectively, generally subject to each executive’s continued employment through each vesting date. In connection with his resignation, Mr. Blocher forfeited his 2022 annual RSU award.

(4)
For a discussion of the assumptions and methodologies used in calculating the grant date values, please see Note 10 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(5)
As described above under footnote (1) to the Summary Compensation Table, Messrs. Manheimer and Blocher were granted 4,980 and 3,112 2022 Additional RSUs, respectively. These 2022 Additional RSUs vest ratably on each of the first three anniversaries of February 28, 2022, respectively, generally subject to each executive’s continued employment through each vesting date. See the Compensation Discussion and Analysis above under the heading “Executive Compensation Components — Alignment of Interest Program” for more detail. In connection with his resignation, vesting was accelerated for Mr. Blocher’s 2022 Additional RSUs.

(6)
Ms. Wittman did not receive equity awards as an executive officer in 2022.

Short-Term Incentives
A summary description of the Company’s STI program is included in the Compensation Discussion and Analysis above under the heading “Elements of Compensation — Short-Term Incentive Program.”
Long-Term Incentives
The PSUs and RSUs were granted pursuant to the Omnibus Plan, a summary description of which is included in the Compensation Discussion and Analysis above under the heading “Elements of Compensation — Long-Term Incentive Awards.”

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PSUs
Vesting of each PSU award is contingent on the Company attaining certain levels of absolute TSR and relative TSR over the three-year performance period ending on February 28, 2025. 60% of each PSU award can be earned based on absolute TSR performance and 40% can be earned based on the Company’s TSR performance relative to the TSR performance of a specified peer group. If threshold, target or maximum performance goals are attained in a performance period, 50%, 100% or 200% of the target amount, respectively, may be earned. If actual performance falls between threshold and maximum, the award would be calculated using linear interpolation. For a description of the effect of a termination of employment or a change in control on the vesting of PSUs, please see “Potential Payments Upon Termination or Change in Control.” In connection with his resignation, Mr. Blocher forfeited all of his outstanding PSUs.
RSUs
In general, the RSUs vest and settle in shares of common stock in substantially equal annual installments on each of the first three anniversaries of the grant date, generally subject to the executive’s continued employment through each vesting date. For a description of the effect of a termination of employment on the vesting of RSUs, please see “Potential Payments Upon Termination or Change in Control.”
Alignment of Interest Program
A summary description of the Alignment of Interest Program is included in the Compensation Discussion and Analysis above under the heading “Elements of Compensation — Alignment of Interest Program.” Pursuant to the Alignment of Interest Program, eligible individuals may elect to receive RSUs under the Omnibus Plan in lieu of a specified percentage of cash compensation. The amount of compensation that a participant elects to reduce will be applied to the issuance of an award of Alignment RSUs, and the participant will receive an award of Additional RSUs under the Omnibus Plan based upon the Alignment Multiplier. In 2022, Messrs. Manheimer and Blocher received 2021 Alignment RSUs in lieu of cash payment of 50% of their 2021 STI payments (as reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for 2021) and 2022 Additional RSUs corresponding to the Alignment Multiplier (as reported in the “Stock Awards” column of the Summary Compensation Table for 2022 and as shown in the Grants of Plan-Based Awards Table above). Mr. Manheimer also elected to receive Alignment RSUs in 2023 in lieu of 50% of his STI compensation payable with respect to the Company’s 2022 fiscal year (as reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for 2022). The 2023 Additional RSUs will be reported in the “Stock Awards” column for 2023 that will be included in the Company’s proxy statement relating to the 2024 Annual Meeting of Stockholders.
Outstanding Equity Awards at 2022 Fiscal Year-End
The following table shows outstanding equity awards as of December 31, 2022 held by our named executive officers.
	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested(#)(g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(h)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(j)
Mark Manheimer	41,554(2)	761,685	61,674(3)	1,130,484(3)
	19,918(4)	365,097
	4,980(5)	91,283
	35,109(6)	643,548	77,658(7)	1,423,471(7)
	13,775(8)	252,496	—	—
	2,623(9)	48,080	—	—
	18,333(10)	336,044	—	—
	60,759(11)	1,113,712	—	—
Lori Wittman	4,065(12)	74,511	—	—
Andrew Blocher(13)	—	—	—	—

(1)
The value of the unvested RSU awards is shown assuming a market value of $18.33 per share, the closing market price of a share of our common stock on December 30, 2022.

(2)
On February 28, 2022, Mr. Manheimer received an annual award of RSUs under the Omnibus Plan. These RSUs vest ratably on each of the first three anniversaries of the grant date, generally subject to Mr. Manheimer’s continued service through each vesting date.

(3)
The total amounts and values in columns (i) and (j) represent the total number of PSUs at the target level for the 2022-2025 performance period, which remain subject to the achievement of the applicable performance goals, held by Mr. Manheimer multiplied by a market value of $18.33 per share, the closing market price of a share of our common stock on December 30, 2022. In calculating the number of PSUs and their value, we are required by SEC rules to compare our performance through 2022 under the PSU grant against the threshold, target and maximum performance levels for the grant and report in these columns the applicable potential share number and payout amount. If the performance is between levels, we are required to

35 | 2023 PROXY STATEMENT

report the potential payout at the next highest level. Based on performance through the end of the first year of the 2022-2025 performance period, we have reported the PSUs at the target award level for this performance period.
(4)
Represents 2021 Alignment RSUs. These RSUs vest ratably on each of the first three anniversaries of February 28, 2022, respectively, generally subject to Mr. Manheimer’s continued service through each vesting date.

(5)
Represents 2022 Additional RSUs. These RSUs vest ratably on each of the first three anniversaries of February 28, 2022, respectively, generally subject to Mr. Manheimer’s continued service through each vesting date.

(6)
On March 8, 2021, Mr. Manheimer received annual awards of RSUs under the Omnibus Plan. These RSUs vest ratably on each of the first three anniversaries of the grant date, generally subject to Mr. Manheimer’s continued employment through each vesting date.

(7)
The total amounts and values in columns (i) and (j) represent the total number of PSUs at the target level for the 2021-2024 performance period, which remain subject to the achievement of the applicable performance goals, held by each named executive officer multiplied by a market value of $18.33 per share, the closing market price of a share of our common stock on December 30, 2022. In calculating the number of PSUs and their value, we are required by SEC rules to compare our performance through 2022 under the PSU grant against the threshold, target and maximum performance levels for the grant and report in these columns the applicable potential share number and payout amount. If the performance is between levels, we are required to report the potential payout at the next highest level. Based on performance through the end of the second year of the 2021-2024 performance period, we have reported the PSUs at the target award level for this performance period.

(8)
Represents 2020 Alignment RSUs. These RSUs vest ratably on each of the first three anniversaries of March 8, 2021, generally subject to Mr. Manheimer’s continued employment through each vesting date.

(9)
Represents 2021 Additional RSUs. These RSUs vest ratably on each of the first three anniversaries of March 8, 2021, generally subject to Mr. Manheimer’s continued employment through each vesting date.

(10)
Mr. Manheimer received awards of RSUs under the Omnibus Plan in connection with our initial public offering. These RSUs vest ratably on each of the first five anniversaries of August 17, 2020, generally subject to Mr. Manheimer’s continued employment through each vesting date.

(11)
Mr. Manheimer received awards of RSUs under the Omnibus Plan in connection with a private offering of our common stock that occurred prior to our initial public offering. These RSUs vest ratably on each of the first five anniversaries of December 23, 2019, generally subject to Mr. Manheimer’s continued employment through each vesting date.

(12)
On February 28, 2022, Ms. Wittman received an annual non-employee director award of RSUs under the Omnibus Plan. These RSUs vest on the first anniversary of the grant date, generally subject to Ms. Wittman’s continued service through the vesting date.

(13)
In connection with Mr. Blocher’s resignation, his separation agreement provided for: (i) accelerated vesting of all of Mr. Blocher’s RSUs issued pursuant to the Alignment of Interest Program, (ii) accelerated vesting of 56,211 of Mr. Blocher’s unvested time-based RSUs (other than the RSUs issued pursuant to the Alignment of Interest Program), (iii) forfeiture by Mr. Blocher of his remaining 41,023 unvested time-based RSUs and (iv) forfeiture of all of Mr. Blocher’s outstanding PSUs.

Stock Vested in 2022
The following table summarizes the vesting of RSUs held by our named executive officers during 2022. The Company does not issue stock options and, therefore, no stock options were exercised in 2022 by our named executive officers.
	Stock Awards
Name	Number of Shares Acquired on Vesting(#)(1)	Value Realized on Vesting($)(2)
Mark Manheimer	62,242	1,259,979
Lori Wittman	5,558	115,509
Andrew Blocher	116,357	2,288,308

(1)
Represents the vesting of RSU awards granted in 2019, 2020 and 2021.

For Mr. Blocher, also includes the following awards that vested on an accelerated basis in connection with Mr. Blocher’s resignation — RSUs that were granted under the Alignment of Interest Program in 2021 and 2022 and time-based RSUs that were granted in 2020 (in connection with our initial public offering and a private offering of common stock that occurred prior to our initial public offering):
Name	Number of Shares Acquired on Vesting of RSUs under Alignment of Interest Program (#)	Value Realized on Vesting ($)	Number of Shares Acquired on Vesting of Time-Based RSUs (#)	Value Realized on Vesting ($)
Andrew Blocher	25,997	485,884	56,211	1,050,584

(2)
The value realized on vesting is equal to the number of shares, multiplied by the fair market value of the shares at the time of vesting.

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Potential Payments Upon Termination or Change in Control
The tables below show estimates of the compensation payable to each of our named executive officers (other than Mr. Blocher) upon their termination of employment with the Company and/or upon a change in control, calculated as if the triggering event had occurred effective December 31, 2022. The actual amounts due to any one of the named executive officers upon termination of employment can only be determined at the time of the termination. There can be no assurance that a termination or change in control would produce the same or similar results as those described below if it occurs on any other date or at any other stock price, or if any assumption is not, in fact, correct. Mr. Blocher’s employment actually terminated on November 6, 2022 and as such, he is not included in the table below. The payments and benefits that he actually received in connection with his termination are described above under the heading, “Summary Compensation Table — Employment and Transition Agreements — CFO Transition.”
	Potential Amounts Payable on Termination Without Cause and/or Resignation for Good Reason
Name	Without a Change in Control	With a Change in Control	Potential Amount Payable on Death or Disability
Mark Manheimer
Cash severance(1)	2,400,000	3,600,000	100,000
Accelerated vesting of RSUs(2)	3,611,945	3,611,945	3,611,945
Accelerated vesting of PSUs(3)	2,553,956	2,553,956	2,553,956
COBRA premiums(4)	31,752	31,752	31,752
2022 short-term incentives(5)	687,334	687,334	687,334
Total payments	9,284,987	10,484,987	6,984,987
Lori Wittman(6)	—	—	—

(1)
A description of the cash severance obligations under the employment agreements with the named executive officers is set forth below.

(2)
The amounts in this row represent accelerated vesting of RSUs, valued based on the December 30, 2022 closing price of a share of the Company’s common stock ($18.33), as described below.

(3)
The amounts in this row represent accelerated vesting of PSUs, assuming target performance, valued based on the December 30, 2022 closing price of a share of the Company’s common stock ($18.33). A description of the relevant agreements with Mr. Manheimer is set forth below.

(4)
The amounts in this row represent continued payment for the cost of Mr. Manheimer’s premiums for health continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), as described below.

(5)
Assuming a hypothetical termination on December 31, 2022, the amounts in this row represent the STI award Mr. Manheimer actually earned with respect to 2022. This amount has not been prorated because it assumes service through the full 2022 year.

(6)
Upon a hypothetical termination of employment with the Company and/or upon a change in control, Ms. Wittman would not have been entitled to receive any compensation.

Change in Control
Mr. Manheimer’s A&R Employment Agreement does not provide for benefits solely upon the occurrence of a change in control. The vesting of the PSUs would accelerate immediately upon a change in control only if the Company was not the surviving company and the PSUs were not assumed by the successor or replaced with economically equivalent awards, at the greater of (i) target or (ii) actual performance through the date of the change in control.
“Change in control” is as defined in the Omnibus Plan and generally means (i) during any period of 24 months, individuals who constitute the Board at the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, that a new director of the Company whose election or nomination for election as a director of the Company was approved by a vote of at least two-thirds of the Incumbent Directors will be deemed to be an Incumbent Director, (ii) any person acquires beneficial ownership, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding voting securities; subject to certain limitations set forth in the Omnibus Plan, (iii) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless following such Business Combination: (a) at least 50% of the total voting power in the election of directors, generally, of (x) the surviving entity, or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting power in the election of directors, generally, of the surviving entity, is represented by Company voting securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company voting securities were converted or exchanged pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company voting securities among the holders thereof immediately prior to the Business Combination, (b) no person is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities entitled to vote generally in the election of directors of the parent, generally (or, if there is no parent, the surviving entity) and (c) at least 50% of the directors of the parent (or, if there is no parent, the surviving entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination, (iv) the consummation of a sale of all or substantially all of the Company’s assets (other than to an affiliate of the Company), or (v) the Company’s stockholders approve a plan of complete liquidation or dissolution of the Company. A change in control shall not be deemed to have occurred solely by virtue of a decrease in shares outstanding due to the acquisition of Company voting securities by the Company.

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Termination without Cause or for Good Reason (Non-Change in Control)
Pursuant to the A&R Employment Agreement, upon a termination of Mr. Manheimer’s employment by the Company without “cause” or by Mr. Manheimer for “good reason” occurring on December 31, 2022, subject to a general release of claims in favor of the Company, Mr. Manheimer would have been entitled to: (i) cash severance equal to two times the sum of his base salary and his target bonus opportunity, (ii) any earned but unpaid annual bonus with respect to the year prior to the year of the termination, (iii) a pro rata bonus for the year of the termination (based on actual performance), (iv) full acceleration of time-based equity awards and pro-rated vesting of performance-based equity awards, based on actual performance, and (v) Company payment of the cost of continued health coverage for up to 18 months post-termination.
Pursuant to Mr. Manheimer’s A&R Employment Agreement, “cause” generally means the executive’s: (i) conviction of, or plea of guilty or no contest to, any felony or any crime involving fraud or moral turpitude, (ii) commission of any acts or omissions constituting gross negligence or gross misconduct that causes material financial or reputation harm to the company, (iii) commission of fraud, theft, embezzlement, self-dealing, misappropriation or other malfeasance against the business of the Company, (iv) violation of any of the material terms of the A&R Employment Agreement or any written Company policy, (v) breach of fiduciary duty owed to the Company, (vi) failure to perform any material aspect of the executive’s lawful duties or responsibilities of employment or failure to comply with any lawful directive of our Board or (vii) disqualification or bar by any governmental or self-regulatory authority from serving in the capacity required by the executive’s job description, or loss of any governmental or self-regulatory license that is reasonably necessary for the executive to perform his duties or responsibilities.
Pursuant to Mr. Manheimer’s A&R Employment Agreement, “good reason” generally means the occurrence of one or more of the following, without Mr. Manheimer’s written consent: (i) a material reduction in his base salary, other than a reduction of no more than 10% in connection with a comparable decrease applicable to all similarly situated senior executives of the Company, (ii) a material adverse diminution in Mr. Manheimer’s duties, responsibilities or authority on behalf of the Company, (iii) a requirement that Mr. Manheimer permanently relocate his primary place of employment more than 50 miles from the Dallas, Texas metropolitan area, which materially increases Mr. Manheimer’s commute to work, or (iv) any breach by the Company of a material term of Mr. Manheimer’s A&R Employment Agreement; provided, that no good reason for termination shall exist unless (x) Mr. Manheimer has given the Company written notice detailing the specific circumstances alleged to constitute good reason within 30 days after the first occurrence of such circumstances, (y) the Company has failed to cure such circumstances in all material respects within 30 days following the receipt of such notice, and (z) Mr. Manheimer’s resignation of employment for good reason is effective within 30 days following the end of the cure period.
In addition, pursuant to Mr. Manheimer’s A&R Employment Agreement, Mr. Manheimer will be subject to confidentiality and non-disparagement provisions, which apply indefinitely, and non-competition as well as client and employee non solicitation provisions that apply during the term of the employment agreement and for one year following a termination of his employment for any reason (other than in the event of a Qualifying CIC Termination (as defined below) or a resignation for good reason).
Termination without Cause or for Good Reason (Change in Control)
Under Mr. Manheimer’s A&R Employment Agreement, Mr. Manheimer would also have been entitled to the severance benefits (and would have been subject to the restrictive covenants) described above for a termination without cause or a resignation for good reason that occurred at the time of or within the 12 months following a change in control (a “Qualifying CIC Termination”); however, his cash severance would instead be equal to the sum of three times the sum of his base salary and target bonus opportunity.
In addition, if a change in control had occurred, and the PSU awards were assumed or replaced with economically equivalent awards, but within 24 months following such change in control and prior to the end of the performance period, Mr. Manheimer’s employment was terminated without cause or for good reason, in lieu of pro-rated vesting of performance-based equity awards based on actual performance, the executive would have been entitled to vesting of the PSUs at the greater of (x) target or (y) actual performance through the date of the termination.
Termination due to Death and Disability
Under Mr. Manheimer’s A&R Employment Agreement, in the event of a termination due to Mr. Manheimer’s death or disability occurring on December 31, 2022, he would have been entitled to: (i) a cash payment equal to two months’ base salary, (ii) any earned but unpaid annual bonus with respect to the year prior to the year of the termination, (iii) a pro rata bonus for the year of the termination (based on actual performance), (iv) accelerated vesting of equity awards as set forth above for a termination without cause, and (v) Company payment of the cost of continued health coverage for up to 18 months.
Compensation and Risk
Our Compensation Committee strives to provide strong incentives to management for the long-term, while avoiding excessive risk-taking in the short-term. We have utilized FP, an independent third party, to advise the Compensation Committee on matters related to the compensation of our directors and executive officers. The Compensation Committee believes that the design of our compensation program and the level of oversight is sufficient to mitigate potential risks associated with our current policies and practices. Our compensation program is designed to provide a mix of both fixed and variable incentive compensation and to reward a mix of different performance measures.
In its review of the Company’s compensation program and practices in 2022, the Compensation Committee concluded that our compensation plans provide incentives that appropriately balance risk and reward to dissuade unnecessary and excessive risk; are compatible with effective controls and risk management; are supportive of strong governance, including active oversight by the Compensation Committee; and are not reasonably likely to have a material adverse effect on the Company.

38 | 2023 PROXY STATEMENT

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on this review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
Members of the Compensation Committee
Matthew Troxell (Chair)
Heidi Everett
Robin Zeigler
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

39 | 2023 PROXY STATEMENT

AUDIT COMMITTEE REPORT
The Audit Committee is responsible for appointing, compensating, retaining and overseeing the work of our independent registered public accounting firm and reviewing and evaluating reporting processes and internal controls. The Audit Committee also oversees the audit fee negotiations associated with the retention of KPMG LLP.
The Audit Committee is currently comprised of Mr. Christodolou (Chair) and Messrs. Minnis and Troxell, each a non-employee director, and operates under a written charter that was last amended by our Board in October 2022. A copy of the current charter is available on our website at www.NETSTREIT.com. The information on, or otherwise accessible through, our website does not constitute a part of this Proxy Statement. Our Board has affirmatively determined that all directors serving on the Audit Committee meet the definition of “independent director” based on the standards of the NYSE, and satisfy the independence requirements of Rule 10A-3 of the Exchange Act. Our Board has also determined that (i) each member of the Audit Committee qualifies as an “audit committee financial expert” under SEC rules and regulations and (ii) each member of the Audit Committee is “financially literate” as the term is defined by NYSE listing standards.
The Audit Committee members are neither professional accountants nor auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent auditor, nor can the Audit Committee certify that the independent auditor is “independent” under applicable rules. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee’s members in business, financial and accounting matters. Our management has the primary responsibility for the financial statements and reporting process, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as well as the report of management, for the year ended December 31, 2022, regarding the Company’s internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act.
Our Audit Committee has retained KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023. KPMG LLP has been the independent registered public accounting firm for the Company since 2019. The members of the Audit Committee and the Board believe that the continued retention of KPMG LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders. In reaching this conclusion, the Audit Committee considered KPMG LLP’s integrity, controls and processes to ensure KPMG LLP’s independence, objectivity, industry and company-specific experience, quality and effectiveness of personnel and communications, commitment to serving the Company, appropriateness of fees for audit and non-audit services and external data on audit quality and performance, including recent Public Company Accounting Oversight Board (United States) (PCAOB) reports on KPMG LLP.
The Audit Committee has discussed with the KPMG LLP the overall scope and plans of its audit. The Audit Committee meets with KPMG LLP, with and without management present, to discuss the results of KPMG LLP’s procedures, their evaluations of the Company’s internal controls, including internal control over financial reporting, and the overall quality of the Company’s financial reporting.
The Audit Committee reviewed with KPMG LLP its judgments as to the quality, not just the acceptability, of the Company’s accounting policies and such other matters as are required to be discussed with the Audit Committee by the Standards of the PCAOB. The Audit Committee has also received written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding KPMG LLP’s communications with the Audit Committee concerning independence and has discussed with KPMG LLP its independence from the Company. The Audit Committee has considered whether the provision of non-audit services to the Company is compatible with maintaining the independence of KPMG LLP.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2022 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.
Members of the Audit Committee
Michael Christodolou (Chair)
Todd Minnis
Matthew Troxell
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

40 | 2023 PROXY STATEMENT

PAY RATIO
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the specified disclosure regarding the relationship of CEO total compensation to the total compensation of its median employee, referred to as “pay ratio” disclosure.
For fiscal 2022:
•
the median of the annual total compensation of all employees of the Company (other than the CEO) was $127,341; and

•
the annual total compensation of the CEO, as reported in the Summary Compensation Table included in this Proxy Statement, was $3,709,844.

Based on this information, the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all employees was approximately 29 to 1.
The pay ratio above represents the Company’s reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K and applicable guidance, based on our payroll and employment records and the methodology described below. The SEC rules for identifying the “median employee” and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratios reported by other companies may not be comparable to the pay ratio set forth above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Set forth below is a description of the methodology the Company used to identify the median employee for purposes of this disclosure.
To determine the Company’s total population of employees as of October 31, 2022, the Company included all full-time, part-time, seasonal and temporary employees, including employees of consolidated subsidiaries, consisting of approximately 33 employees in the aggregate. None of the Company’s employees is located outside of the U.S.
To identify the “median employee” from the Company’s employee population as determined above, the Company compared the aggregate amount of each employee’s annual base salary and cash bonus. In making this determination, the Company annualized the compensation of employees who were employed by the Company for less than the entire fiscal year. This compensation measure was consistently applied to all employees included in the calculation and reasonably reflects the annual compensation of employees.
Using this approach, the Company selected the employee at the median of its employee population, who was a salaried employee. The Company then calculated annual total compensation for this employee using the same methodology used to calculate annual total compensation for the named executive officers as set forth in the Summary Compensation Table. The Company determined that the employee’s annual total compensation for the fiscal year ended December 31, 2022 was $127,341. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our Summary Compensation Table for 2022 included in this Proxy Statement.

41 | 2023 PROXY STATEMENT

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance and other of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company’s aligns executive compensation with the Company’s performance, refer to the “Compensation Discussion and Analysis” above. Our Chief Executive Officer is our principal executive officer, which we refer to as “PEO” in the tables below. The named executive officers are referred to as “NEOs” in the tables below.
Year	Summary Compen- sation Table Total for PEO(1)	Compen- sation Actually Paid to PEO(2) ($)	Average Summary Compen- sation Table Total for Non-PEO NEOs(3) ($)	Average Compen- sation Actually Paid to Non-PEO NEOs(4) ($)	Value of Initial Fixed $100 Investment Based on:		Net Income (thousands)(7) ($)	Company Selected Measure — AFFO / Diluted Share(8) ($)
					Total Share- holder Return(5) ($)	Peer Group Total Share- holder Return(5)(6) ($)
2022	3,709,844	1,865,221	1,286,794	768,210	113.24	112.46	8,117	1.16
2021	3,879,550	6,002,432	1,992,528	3,092,593	136.05	149.84	3,046	0.94
2020	1,798,890	2,049,176	2,843,423	2,869,203	111.58	106.04	688	0.69

(1)
Represents amounts of total compensation reported for Mr. Manheimer (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table.”

(2)
Represents the amount of “compensation actually paid” to Mr. Manheimer, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Manheimer during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Manheimer’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards(a) ($)	Equity Award Adjustments(b) ($)	Compensation Actually Paid to PEO ($)
2022	3,709,844	(2,410,250)	565,627	1,865,221
2021	3,879,550	(2,385,950)	4,508,832	6,002,432
2020	1,798,890	(549,990)	800,276	2,049,176

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year. Refer to “Executive Compensation — Summary Compensation Table.”

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The amounts deducted or added in calculating the equity award adjustments are as follows:

42 | 2023 PROXY STATEMENT

Year	Year End Fair Value of Equity Awards ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2022	1,989,403	(1,345,902)	—	(165,363)	—	87,489	565,627
2021	3,974,472	394,138	—	102,526	—	37,696	4,508,832
2020	595,517	181,063	—	14,582	—	9,114	800,276

(3)
Represent the average of the amounts reported for our named executive officers as a group (excluding Mr. Manheimer, who has served as our Chief Executive Officer since 2019) in the “Total” column of the Summary Compensation Table in each applicable year. Refer to “Executive Compensation — Summary Compensation Table.” The names of each of the named executive officers (excluding Mr. Manheimer) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Ms. Wittman and Mr. Blocher and (ii) for 2021 and 2020, Mr. Blocher.

(4)
Represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Mr. Manheimer), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding Mr. Manheimer) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding Mr. Manheimer) for each year to determine the compensation actually paid, using the same methodology described above in footnote 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Average Reported Value of Equity Awards ($)	Average Equity Award Adjustments(a) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	1,286,794	(534,453)	15,869	768,210
2021	1,992,528	(1,054,678)	2,154,743	3,092,593
2020	2,843,423	(2,049,983)	2,075,763	2,869,203

(a)
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards ($)	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Average Equity Award Adjustments ($)
2022	37,256	—	146,293	(188,674)	—	20,996	15,869
2021	1,841,550	290,542	—	13,816	—	8,835	2,154,743
2020	2,075,763	—	—	—	—	—	2,075,763

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(5)
Cumulative TSR for each year reflects what the cumulative value of $100 would be, assuming reinvestment of dividends on the ex-dividend date, if such amount were invested on August 13, 2020 (the date our common stock began trading on the NYSE).

(6)
Our TSR peer group is the NAREIT US EQUITY REIT Index as reflected in our Annual Report on Form 10-K pursuant to Item 201(e) of Regulation S-K for the year ended December 31, 2022.

(7)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(8)
AFFO is a non-GAAP financial measure. See Appendix A for the definition of AFFO. AFFO is used by management and stockholders to determine funds available for payment of distributions. AFFO per diluted share for each year presented is AFFO for the twelve months ended December 31, divided by diluted shares outstanding as of December 31 of such year.

Performance Measures
As described in greater detail above in the “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our named executive officers to increase the value of our enterprise for our stockholders. The list below sets forth the most important financial and other performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance. AFFO per diluted share, net investments, percentage of portfolio that is investment grade and investment grade profile, leverage and occupancy are used as performance measures for the 2022 STI program (each as described above under “Compensation Discussion and Analysis — Short-Term Incentive Program) while absolute TSR and relative TSR are used as performance measures (each as described above under “Compensation Discussion and Analysis — Long-Term Incentive Program) for the 2022 LTI program.
•
AFFO per diluted share

•
Net investments

•
Percentage of portfolio that is investment grade and investment grade profile

•
Leverage

•
Occupancy

•
Absolute TSR

•
Relative TSR

Analysis of the Information Presented in the Pay Versus Performance Table
In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid and Cumulative TSR
The chart below shows the relationship between the compensation actually paid to Mr. Manheimer and the average compensation actually paid to our other named executive officers (besides Mr. Manheimer), on the one hand, to the Company’s cumulative TSR over the three years presented in the table, on the other.

44 | 2023 PROXY STATEMENT

Compensation Actually Paid and Net Income
The chart below shows the relationship between the compensation actually paid to Mr. Manheimer and the average compensation actually paid to our other named executive officers (besides Mr. Manheimer), on the one hand, to the Company’s net income over the three years presented in the table, on the other.
Compensation Actually Paid and AFFO per Diluted Share
The chart below shows the relationship between the compensation actually paid to Mr. Manheimer and the average compensation actually paid to our other named executive officers (besides Mr. Manheimer), on the one hand, to the Company’s AFFO per diluted share over the three years presented in the table, on the other.
Cumulative TSR of the Company and Cumulative TSR of the Peer Group
The chart below shows the relationship between the Company’s three-year cumulative TSR to the three-year cumulative TSR of the companies in the NAREIT US EQUITY REIT Index.

45 | 2023 PROXY STATEMENT

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

46 | 2023 PROXY STATEMENT

FEES OF INDEPENDENT ACCOUNTANTS
The following table sets forth the aggregate fees billed to us by KPMG LLP for professional services rendered in 2021 and 2022.
(in thousands)	2022	2021
Audit Fees(1)	$965	$1,192
Audit-Related Fees	—	—
Tax Fees(2)	293	233
All Other Fees	—	—
Total	$1,257	$1,425

(1)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements, as well as services related to SEC matters, including review of registration statements filed and related issuances of comfort letters, consents and other services.

(2)
Tax fees consist of fees for professional services rendered by KPMG LLP for tax compliance, tax advice, and tax planning.

Our Audit Committee Pre-Approval Policy provides that the Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent auditor and must pre-approve all audit, audit-related, tax and non-audit services to be performed by our independent auditor, other than certain de minimis non-audit services. In connection with our IPO, the Audit Committee adopted the Audit Committee Pre-Approval Policy, a policy pursuant to which it pre-approves all services to be provided by and fees to be paid to our independent auditor. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Our Board has adopted a written policy regarding transactions with related parties, which we refer to as our “related party transaction policy.” Our related party transaction policy requires that a “related person” (as defined in Item 404(a) of Regulation S-K) must promptly disclose all transactions with related parties (as described in Item 404(a) of Regulation S-K) to Chief Financial Officer or his designee. All related party transactions must be approved or ratified by the Audit Committee. As a general rule, directors interested in a related party transaction will recuse themselves from any vote on a related party transaction in which they have an interest. The Audit Committee will consider all relevant facts and circumstances when deliberating such transactions, including whether such transactions are in, or not inconsistent with, the best interests of the Company.

48 | 2023 PROXY STATEMENT

RATIFICATION OF RETENTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
(PROPOSAL NO. 2)
Our Audit Committee has retained KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023. A proposal will be presented at the Annual Meeting to ratify this retention. Ratification of the retention of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast (i.e., the number of shares voted “for” the proposal must exceed the number of votes cast “against” the proposal). If the stockholders fail to ratify such selection, another independent registered public accounting firm will be considered by our Audit Committee, but the Audit Committee may nonetheless choose to engage KPMG LLP. Even if the retention of KPMG LLP is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. We have been advised that a representative of KPMG LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and, if such person chooses to do so, make a statement.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE RETENTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023.
PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE PROPOSAL UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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ADVISORY VOTE ON EXECUTIVE COMPENSATION
(PROPOSAL NO. 3)
The Board recognizes the interests our investors have in the compensation of our named executive officers. In recognition of that interest and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. As most recently approved by stockholders at the annual meeting of stockholders in 2022, and consistent with the Board’s recommendation, we are submitting this proposal for a non-binding vote on an annual basis.
This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. The compensation of our named executive officers subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this Proxy Statement. As discussed in those disclosures, we believe that our compensation policies and decisions are based on principles that reflect a “pay-for-performance” philosophy and are strongly aligned with our stockholders’ interests and consistent with current market practices. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment.
Accordingly, the Board is asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
For this proposal to be approved, it must receive an affirmative vote of a majority of the votes cast (i.e., the number of shares voted “for” the proposal must exceed the number of votes cast “against” the proposal). Because the vote is advisory, the result will not be binding on the Board or Compensation Committee. Nevertheless, the views expressed by our stockholders, whether through this say-on-pay vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3.
PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE PROPOSAL UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

50 | 2023 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Why did you send me this Proxy Statement?
We sent you this Proxy Statement because the Board is soliciting your proxy to vote at the Annual Meeting to be held on May 18, 2023, at 9:00 a.m. Central Daylight Time and at any postponements or adjournments of the Annual Meeting. This Proxy Statement summarizes information that is intended to assist you in making an informed vote on the proposals described in this Proxy Statement.
Who can vote at the Annual Meeting?
Only stockholders of record as of the record date are entitled to vote at the Annual Meeting. The record date to determine stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 24, 2023. On the record date, there were 58,249,730 shares of our common stock, par value $0.01 per share, outstanding. Our common stock is the only class of voting securities outstanding.
How many shares must be present to conduct the Annual Meeting?
We must have a quorum present in person or by proxy to conduct the Annual Meeting. A quorum is established when a majority of shares entitled to vote is present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes (as described below) are counted for purposes of determining whether a quorum is present.
What matters are to be voted on at the Annual Meeting?
The agenda for the Annual Meeting is to:
1.
elect the seven nominees to the Board named in this Proxy Statement to hold office until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.
ratify the retention of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.
approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement; and

4.
conduct any other business properly brought before the Annual Meeting or any adjournments or postponements thereof.

As of the date of this Proxy Statement, we do not know of any other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named as proxies will be authorized to vote or otherwise act in accordance with their judgment.
How does the Board recommend that I vote?
The Board recommends that you vote:
1.
FOR the election of each of our seven director nominees named in this Proxy Statement to hold office until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.
FOR the ratification of the retention of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.
FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement.

51 | 2023 PROXY STATEMENT

How do I vote at the Annual Meeting?
Stockholders of record, who hold shares registered in their names, can vote by:
Internet www.proxyvote.com	Calling 1-800-690-6903 Toll-free from the U.S. or Canada	Mail Return the signed proxy card
Telephone and internet voting facilities for stockholders of record will be available 24 hours a day. You may vote over the telephone or via the Internet until 11:59 p.m. on May 17, 2023.
Stockholders of record and beneficial stockholders may vote online during the Annual Meeting. You may cast your vote electronically during the Annual Meeting using the 16-digit control number included in your notice of internet availability of proxy materials, on your proxy card, or on any additional voting instructions accompanying these proxy materials. If you do not have a control number, please contact your broker, bank, or other nominee as soon as possible so that you can be provided with a control number.
Beneficial owners, who own shares through a bank, brokerage firm, or other nominee, can vote by returning the voting instruction form, or by following the instructions for voting via telephone or the internet, as provided by the bank, broker, or other nominee. If you own shares in different accounts or in more than one name, you may receive different voting instructions for each type of ownership. Please vote all of your shares.
Even if you plan to participate in our Annual Meeting via virtual web conference, please cast your vote as soon as possible.
Your proxy will be voted in accordance with your instructions, so long as, in the case of a proxy card returned by mail, such card has been signed and dated. If you vote your shares via the Internet, by telephone or by executing and returning a proxy card by mail but you do not provide specific instructions with respect to the proposals, your shares will be voted FOR the director nominees named in this Proxy Statement, FOR the ratification of the retention of our independent registered public accounting firm and FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement.
As of the date of this Proxy Statement, we do not know of any matters to be presented at the Annual Meeting except those described in this Proxy Statement. If any other matters properly come before the Annual Meeting, however, the persons named as proxies will be authorized to vote or otherwise act in accordance with their judgment.
What does it mean if I receive more than one notice of internet availability of proxy materials?
You may receive more than one notice of internet availability of proxy materials, more than one e-mail or multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate notice of internet availability of proxy materials, a separate e-mail or a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you may receive more than one notice of internet availability of proxy materials, more than one e-mail or more than one proxy card. To vote all of your shares by proxy, you must complete, sign, date and return each proxy card and voting instruction card that you receive and vote over the Internet the shares represented by each notice of internet availability of proxy materials that you receive (unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those notices).
May I change my vote?
Yes. You may revoke your proxy at any time before it is voted at the Annual Meeting. To change your vote, if you are a stockholder of record, you may submit another later dated proxy by telephone, Internet or mail or by voting your shares electronically on the virtual meeting platform at the Annual Meeting (your attendance at the Annual Meeting will not, by itself, revoke your proxy; you must vote in person at the Annual Meeting to revoke your proxy). If you are a beneficial owner and your shares are held in street name, you may change your vote by submitting new voting instructions to your bank, broker, trustee or nominee, or if you have obtained a legal proxy from such entity giving you the right to vote your shares, you may change your vote by attending the Annual Meeting and voting electronically on the virtual meeting platform.
What vote is required to elect directors and approve the other matters described in this Proxy Statement?
The following chart describes the proposals to be considered at the Annual Meeting, the vote required to elect directors and to adopt each other proposal, and the manner in which votes will be counted. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.

52 | 2023 PROXY STATEMENT

Proposal	Voting Options	Vote Required to Adopt the Proposal	Effect of Abstentions	Effect of “Broker Non-Votes”
Election of directors	FOR, AGAINST or ABSTAIN with respect to each director nominee.	Majority of total votes cast for and against a nominee; each director nominee must receive more votes FOR than AGAINST.* Stockholders may not cumulate votes for directors.	No effect. An abstention does not count as a vote cast.	No effect; no broker discretion to vote.
Ratification of retention of KPMG LLP	FOR, AGAINST or ABSTAIN.	Majority of the votes cast; shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal.	No effect. An abstention does not count as a vote cast.	No broker non-votes; brokers have discretion to vote.
Advisory vote to approve executive compensation	FOR, AGAINST or ABSTAIN.	Majority of the votes cast; shares voted FOR the proposal must exceed the number of shares voted AGAINST the proposal.**	No effect. An abstention does not count as a vote cast.	No effect; no broker discretion to vote.

*
In an uncontested election, our Bylaws provide that any incumbent director that fails to receive a majority of votes cast shall immediately tender his or her resignation. Our Board, in a process managed by the Nominating Committee and following a recommendation by that committee, must decide whether or not to accept the tendered resignation.

**
Because this vote is advisory only, it will not be binding on us or on our Board. However, our Board and Compensation Committee will consider the outcome of the vote when making future decisions regarding executive compensation.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered in your name on the Company’s books and records or with our transfer agent, you are the “stockholder of record” of those shares, and this Proxy Statement and accompanying materials have been provided directly to you by the Company. On the other hand, if you purchased your shares through a brokerage or other financial intermediary, the brokerage or other financial intermediary will automatically put your shares into “street name” which means that the brokerage or other financial intermediary will hold your shares in its name or another nominee’s name and not in your name, but will keep records showing you as the “beneficial owner.” If you hold shares beneficially in street name, Proxy Statement and accompanying materials have been forwarded to you by your broker, bank or other holder of record.
How do I vote if my bank or broker holds my shares in “street name”?
If you hold your shares in “street name” through a bank, broker or other nominee, such bank, broker or nominee will vote those shares in accordance with your instructions. To so instruct your bank, broker or nominee, you should refer to the information provided to you by such entity. Without instructions from you, a bank, broker or nominee will be permitted to exercise its own voting discretion with respect to so-called routine matters (Proposal No. 2 (ratification of auditors)), but will not be permitted to exercise voting discretion with respect to non-routine matters (Proposals No. 1 (director elections)) and Proposal No. 3 (advisory vote on executive compensation)). Thus, if you do not give your bank, broker or nominee specific instructions with respect to Proposal No. 2, your shares will be voted in such entity’s discretion. If you do not give your bank, broker or nominee specific instructions with respect to Proposals No. 1 and 3, your shares will not be voted on such proposals. This is called a “broker non-vote.” Shares represented by such broker non-votes will be counted in determining whether there is a quorum and will have no effect on the non-routine proposals. We urge you to promptly provide your bank, broker or nominee with appropriate voting instructions so that all your shares may be voted at the Annual Meeting.
How many votes do I have?
Each share of common stock that you hold as of the record date entitles you to one vote, without cumulation, on each matter to be voted upon at the Annual Meeting.
How will the votes be counted at the Annual Meeting?
The votes will be counted by the inspector of election appointed for the Annual Meeting.
How will the Company announce the voting results?
The Company will report the final results of the voting at the Annual Meeting in a filing with the SEC on a Current Report on Form 8-K.
Who pays for the Company’s solicitation of proxies?
The Board is soliciting your proxy to vote your shares of common stock at our Annual Meeting. We will bear the cost of soliciting proxies on behalf of the Company, including preparing, printing and mailing this Proxy Statement. Proxies may be solicited personally, by mail, email or by telephone by certain of our directors, officers, employees or representatives. Our directors and employees will not be paid any additional compensation for soliciting proxies. We will reimburse brokerage houses, banks, custodians and other nominees and fiduciaries for out-of-pocket expenses incurred in forwarding our proxy solicitation materials.

53 | 2023 PROXY STATEMENT

What is “householding” and how does it work?
Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the notice of internet availability of proxy materials, Proxy Statement or annual report, contact Broadridge Financial Solutions, Inc. by calling 1-800-542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered stockholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address or sending a written request to NETSTREIT Corp., 2021 McKinney Avenue, Suite 1150, Dallas, Texas 75201, Attention: Investor Relations.
How do I participate in the Annual Meeting?
We are hosting the Annual Meeting through a virtual web conference. You will not be able to attend the meeting in person. You will be able to attend the virtual annual meeting, vote your shares electronically, and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/NTST2023 and entering your 16-digit control number included in your notice of internet availability of proxy materials, on your proxy card, or on any additional voting instructions accompanying these proxy materials. The Annual Meeting will begin promptly at 9:00 a.m. Central Daylight Time. Online check-in will be available beginning at 8:30 a.m. Central Daylight Time. Please allow ample time for the online check-in process. Please be assured that you will be afforded the same rights and opportunities to participate in the virtual meeting as you would at an in-person meeting.
As part of the Annual Meeting, we will hold a question and answer session, during which we intend to answer questions submitted during the meeting in accordance with the Annual Meeting procedures which are pertinent to the Company and the meeting matters, as time permits. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/NTST2023. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
There will be technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

54 | 2023 PROXY STATEMENT

STOCKHOLDER PROPOSALS AND NOMINATIONS
FOR 2024 ANNUAL MEETING OF STOCKHOLDERS
Stockholders who intend to present proposals at the Company’s annual meeting of stockholders in 2024 pursuant to Rule 14a-8 under the Exchange Act must send notice of their proposal to us so that we receive it no later than December 5, 2023. Stockholders who intend to present proposals at the annual meeting of stockholders in 2023 other than pursuant to Rule 14a-8 or nominate individuals for election as directors must comply with the notice provisions in our Bylaws. Under these requirements, stockholders providing notice of proposals or nominations pursuant to our current Bylaws must provide the information, representations and certifications required by our Bylaws not earlier than 150 days nor less than 120 days prior to the first anniversary of the date of the Proxy Statement for the preceding year’s annual meeting which, for the 2024 Annual Meeting, is between November 5, 2023 and December 5, 2023. If the date of the 2024 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the 2023 Annual Meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. Notice of stockholder proposals or nominations should be addressed to NETSTREIT Corp., 2021 McKinney Avenue, Suite 1150, Dallas, Texas 75201, Attention: Secretary.

55 | 2023 PROXY STATEMENT

OTHER MATTERS
We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, persons named in the proxy intend to vote the shares they represent in accordance with their own judgments.
Upon written request by any stockholder entitled to vote at the Annual Meeting, we will promptly furnish, without charge, a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which we filed with the SEC, including the financial statements and schedule. If the person requesting the report was not a stockholder of record on March 24, 2023, the request must contain a good faith representation that he or she was a beneficial owner of our common stock at the close of business on that date. Requests should be addressed to NETSTREIT Corp., 2021 McKinney Avenue, Suite 1150, Dallas, Texas 75201, Attention: Mark Manheimer, President, Chief Executive Officer and Secretary.
YOUR VOTE IS IMPORTANT. WE URGE YOU TO VOTE TODAY BY TELEPHONE, VIA THE INTERNET OR BY MAIL.
By Order of the Board of Directors,

Mark Manheimer
President, Chief Executive Officer and Secretary

56 | 2023 PROXY STATEMENT

APPENDIX A – RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
The proxy statement contains non-GAAP financial measures under the captions “2023 Proxy Statement Summary,” “Compensation Discussion and Analysis” and “Pay Versus Performance,” including core funds from operations per diluted share (“Core FFO”), adjusted funds from operations per diluted share (“AFFO”) and Adjusted EBITDA for real estate (“EBITDAre”). See below for a definitions of each non-GAAP financial measure and a reconciliation to net income, the most comparable GAAP measure.
FFO, Core FFO and AFFO
The National Association of Real Estate Investment Trusts (“NAREIT”), an industry trade group, has promulgated a widely accepted non-GAAP financial measure of operating performance known as FFO. Our FFO is net income in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property.
Core FFO is a non-GAAP financial measure defined as FFO adjusted to remove the effect of unusual and non-recurring items that are not expected to impact our operating performance or operations on an ongoing basis. These include non-recurring severance and related charges and gain on insurance proceeds.
AFFO is a non-GAAP financial measure defined as Core FFO adjusted for GAAP net income related to non-cash revenues and expenses, such as straight-line rent, amortization of above- and below-market lease-related intangibles, amortization of lease incentives, capitalized interest expense, non-cash compensation expense, and amortization of deferred financing and amortization of loan origination costs.
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. In fact, real estate values historically have risen or fallen with market conditions. FFO is intended to be a standard supplemental measure of operating performance that excludes historical cost depreciation and valuation adjustments from net income. We consider FFO to be useful in evaluating potential property acquisitions and measuring operating performance.
We further consider FFO, Core FFO and AFFO to be useful in determining funds available for payment of distributions. FFO, Core FFO and AFFO do not represent net income or cash flows from operations as defined by GAAP. You should not consider FFO, Core FFO and AFFO to be alternatives to net income as a reliable measure of our operating performance; nor should you consider FFO, Core FFO and AFFO to be alternatives to cash flows from operating, investing or financing activities (as defined by GAAP) as measures of liquidity.
FFO, Core FFO and AFFO do not measure whether cash flow is sufficient to fund our cash needs, including principal amortization, capital improvements and distributions to stockholders. FFO, Core FFO and AFFO do not represent cash flows from operating, investing or financing activities as defined by GAAP. Further, FFO, Core FFO and AFFO as disclosed by other REITs might not be comparable to our calculations of FFO, Core FFO and AFFO.
EBITDA, EBITDAre and Adjusted EBITDAre
We compute EBITDA as earnings before interest expense, income tax expense and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and impairment charges on depreciable real property.
Adjusted EBITDAre is a non-GAAP financial measure defined as EBITDAre further adjusted to exclude straight-line rent, non-cash compensation expense, non-recurring severance and related charges, and gain on insurance proceeds.
We present EBITDA, EBITDAre and Adjusted EBITDAre as they are measures commonly used in our industry. We believe that these measures are useful to investors and analysts because they provide supplemental information concerning our operating performance, exclusive of certain non-cash items and other costs. We use EBITDA, EBITDAre and Adjusted EBITDAre as measures of our operating performance and not as measures of liquidity.
EBITDA, EBITDAre and Adjusted EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA, EBITDAre and Adjusted EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

A-1 | 2023 PROXY STATEMENT

NETSTREIT CORP. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME TO FFO, CORE FFO AND ADJUSTED FFO
(in thousands, except share and per share data)
Year Ended December 31, 2022 (unaudited)
Net income	$8,205
Depreciation and amortization of real estate	49,498
Provisions for impairment	1,114
Gain on sales of real estate, net	(4,148)
FFO	54,669
Adjustments:
Non-recurring severance and related charges	848
Gain on insurance proceeds	(126)
Core FFO	55,391
Adjustments:
Straight-line rental revenue	(1,286)
Amortization of deferred financing costs	891
Amortization of loan orgination costs	88
Amortization of above/below market lease intangibles	(1,430)
Amortization of lease incentives	541
Capitalized interest expense	(452)
Non-cash compensation expense	4,774
AFFO	$58,517
Weighted average common shares outstanding, diluted	50,431,822
FFO per common share, diluted	$1.08
Core FFO per common share, diluted	$1.10
AFFO per common share, diluted	$1.16

A-2 | 2023 PROXY STATEMENT

NETSTREIT CORP. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands, except share and per share data)
Year Ended December 31, 2022 (unaudited)
Net income	$8,205
Depreciation and amortization of real estate	49,498
Amortization of above/below market lease intangibles	(1,430)
Amortization of lease incentives	541
Non-real estate depreciation and amortization	577
Interest expense, net	9,181
Income tax expense	396
Amortization of loan orgination costs	88
EBITDA	67,056
Adjustments:
Provisions for impairment	1,114
Gain on sales of real estate, net	(4,148)
EBITDAre	64,022
Adjustments:
Straight-line rental revenue	(1,286)
Non-recurring severance and related charges	848
Gain on insurance proceeds	(126)
Non-cash compensation expense	4,774
Adjusted EBITDAre	$68,232

A-3 | 2023 PROXY STATEMENT

NETSTREIT CORP. 2021 MCKINNEY AVENUE SUITE 1150 DALLAS, TX 75201 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NTST2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN
SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees For Against Abstain 1a. Mark Manheimer 1b. Todd Minnis 1c. Michael Christodolou 1d. Heidi Everett 1e. Matthew Troxell 1f. Lori Wittman 1g. Robin Zeigler The Board of Directors recommends you vote FOR 3. Approval, on an advisory basis, of the compensation of NETSTREIT Corp.'s named executive officers. NOTE: In their discretion, the proxyholders are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof. For Against Abstain proposals 2 and 3. For Against Abstain 2. Ratification of appointment of KPMG LLP as our independent registered public accounting firm for 2023. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

NETSTREIT Corp.
Annual Meeting of Stockholders
May 18, 2023 at 9:00 a.m. Central Daylight Time
This proxy is solicited on behalf of the Board of Directors of NETSTREIT Corp.

The stockholder(s) hereby appoint(s) Mark Manheimer and Todd Minnis, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NETSTREIT Corp. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. Central Daylight Time on May 18, 2023, via the internet through a virtual web conference at www.virtualshareholdermeeting.com/NTST2023, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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